VANGUARD(R) ENERGY FUND


ANNUAL REPORT
January 31, 2003



[THE VANGUARD GROUP LOGO]

EARNING YOUR TRUST EVERY DAY

     The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan                                      [PICTURE JOHN J. BRENNAN]
Chairman and Chief Executive Officer                    /S/ JOHN J. BRENNAN


================================================================================
Summary

o Vanguard Energy Fund's Investor and Admiral Shares had a flat return of 0% during the fiscal year ended January 31, 2003.

o By retaining its value, the fund significantly outperformed its average competitor (-5.8%) and its benchmark index (-11.7%).

o Karl E. Bandtel replaced Ernst H. von Metzsch as portfolio manager of the fund, effective December 31, 2002. No changes are expected in the fund's investment practices. Contents

CONTENTS

1    Letter from the Chairman

6    Report from the Adviser

8    Fund Profile

9    Glossary of Investment Terms

10   Performance Summary

12   Your Fund's After-Tax Returns

13   Results of Proxy Voting

14   Financial Statements

LETTER FROM THE CHAIRMAN


Fellow Shareholder,

During the 12 months ended January 31, 2003, Vanguard(R) Energy Fund navigated volatile financial and energy markets to break even, with a return of 0%. While this result is hardly cause for celebration, it compares quite favorably with the returns of both the average mutual fund competitor and the fund's benchmark, the Standard & Poor's Energy Sector Index. The fund was able to avoid significant losses by directing its assets toward reasonably valued, multinational energy giants, rather than hard-hit exploration and production firms.

     The adjacent table presents the 12-month total returns (capital change plus reinvested distributions) for the fund and its comparative standards. Details on changes in net asset value and per-share distributions for each of the fund's share classes are presented in the table on page 5.

-------------------------------------------------
2003 TOTAL RETURNS              FISCAL YEAR ENDED
                                       JANUARY 31
-------------------------------------------------
VANGUARD ENERGY FUND
        Investor Shares                 0.0%
        Admiral(TM)Shares               0.0
Average Natural Resources Fund*        -5.8
S&P Energy Sector Index               -11.7
Wilshire 5000 Index                   -21.9
-------------------------------------------------
*Derived from data provided by Lipper Inc.



STOCKS SPENT ANOTHER YEAR STUCK IN THE DOLDRUMS

As the fiscal year came to a close, there was little positive news to jolt stocks out of the longest bear market since the Great Depression. The U.S. economy was undergoing a tepid, jobless recovery. War rhetoric grew more heated on all sides as United Nations inspectors combed Iraq for weapons, while tensions also rose on the Korean peninsula. And the equity and bond markets were still feeling the effects of bankruptcy filings by once-giant corporations whose shady accounting practices had come to light.

     During the 12 months ended January 31, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -21.9%. Small-cap stocks fared only slightly better than large-caps. On average, growth stocks--those with higher-than-average prices relative to earnings, book value, and other measures--plummeted almost twice as far as value stocks. International stocks as a whole held up better than domestic issues, partly because the weaker U.S. dollar

                                                      --------------------------
                                                        IF YOU OWN THE FUND IN A
                                                        TAXABLE ACCOUNT, YOU MAY
                                                       WISH TO SEE PAGE 12 FOR A
                                                            REPORT ON THE FUND'S
                                                              AFTER-TAX RETURNS.
                                                      --------------------------
bolstered returns from foreign securities for U.S.-based investors. There were some success stories, even in absolute terms. A few industries--notably those related to hard assets, such as real estate and gold--had modest to stellar gains.


--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2003
                                                  ------------------------------
                                                ONE         THREE          FIVE
                                               YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -22.6%        -13.7%         -1.2%
Russell 2000 Index (Small-caps)               -21.9          -7.9          -1.6
Wilshire 5000 Index (Entire market)           -21.9         -13.9          -1.5
MSCI All Country World Index Free
  ex USA (International)                      -14.0         -15.9          -3.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     9.5%         10.3%          7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                     7.5           8.8           5.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.8           4.2
================================================================================
CPI
Consumer Price Index                            2.6%          2.5%          2.4%
--------------------------------------------------------------------------------

AS THE ECONOMY SPUTTERED ALONG, BOND PRICES ROSE AND YIELDS FELL

For calendar 2002, the nation's real (inflation-adjusted) gross domestic product grew 2.4%--weak by historical standards, but an improvement over the 0.3% increase in the previous year. However, growth slowed to a crawl during the fourth quarter, despite a rise in business spending for the first time in more than two years.

     After falling sharply in 2001, short-term interest rates fell again during the fiscal year as the Federal Reserve Board tried to administer another booster shot to the economy. In November, the Fed cut its target for the federal funds rate--the interest rate charged for overnight loans between banks--by 50 basis points (0.50 percentage point) to 1.25%, the lowest level in more than four decades. The yield of the 3-month U.S. Treasury bill fell 58 basis points during the 12 months to 1.17%.

     For longer-term bonds, rising demand led to higher prices and lower yields. The yield of the 10-year Treasury note fell 107 basis points to 3.96%. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market, provided a total return of 9.5%.

EMPHASIS ON SECURITY SELECTION HELPED THE FUND
SUSTAIN VALUE IN A DIFFICULT ENVIRONMENT

Although the Energy Fund did not produce a gain for the fiscal year, it managed to hold its ground despite a climate of pronounced geopolitical instability, including the threat of war with Iraq, a major oil producer and exporter. The fund's 0% return surpassed the result of the average natural resources

--------------------------
ADMIRAL SHARES
A LOWER-COST CLASS OF
SHARES AVAILABLE TO MANY
LONGTIME SHAREHOLDERS
AND TO THOSE WITH
SIGNIFICANT INVESTMENTS
IN THE FUND.
--------------------------
fund by 5.8 percentage points and that of the S&P Energy Sector Index by 11.7 percentage points.

     Your fund achieved this relatively strong result during a period of unusual turmoil in global energy markets. Natural gas prices were extremely volatile during the 12 months--rising sharply, then falling, then rising again, and ending somewhat higher than at the start--while oil prices increased sharply. The price of a barrel of oil began the period at about $20 and climbed steadily throughout the year, closing at more than $35, as the possibility of war with Iraq threatened to disrupt global supplies. In addition, a general labor strike and political crisis slashed oil production in Venezuela, an important member of the Organization of Petroleum Exporting Countries.

     Your fund's solid performance, relatively speaking, during the fiscal year was a function of its long-standing approach to energy investing. The adviser selects attractively priced stocks that cover the entire supply chain--producers, refiners, and retailers, as well as larger companies that fulfill all three roles. The comparatively high risks that accompany the fund's investments in oil-services and exploration firms were balanced by a substantial commitment--nearly 40% of fund assets on January 31--to multinational integrated-oil giants, such as BP and ExxonMobil. These companies, by virtue of their size and mix of businesses, are well-positioned to offset weakness in one line of business with strength in another. In addition, the fund had very limited exposure to firms involved in natural gas transmission and trading, which have buckled under heavy debt loads and closer government scrutiny in the wake of the Enron scandal.

     For more detailed information on the energy markets and your fund's performance, see the Report from the Adviser on page 6.

LONG-TERM PERSPECTIVE: A PROFITABLE APPROACH TO ENERGY BOOMS AND BUSTS
Over the past decade, your fund's returns (both absolute and relative) have been admirable. The table below shows the growth of a hypothetical $10,000 investment made on January 31, 1993. In the ensuing ten years, an investment in the Energy Fund would have grown to $28,869, nearly $10,000 more than would have accumulated in the average competing fund.

     The long-term superiority of your fund over its average peer is a testament to the skill of its investment adviser, Wellington Management Company, llp,

--------------------------------------------------------------------------
TOTAL RETURNS                                              TEN YEARS ENDED
                                                          JANUARY 31, 2003
                                ------------------------------------------
                                    AVERAGE                 FINAL VALUE OF
                                     ANNUAL                      A $10,000
                                     RETURN             INITIAL INVESTMENT
--------------------------------------------------------------------------
Energy Fund
  Investor Shares                       11.2%                     $28,869
Average Natural Resources Fund           6.7                       19,060
S&P Energy Sector Index                 10.4                       26,833
Wilshire 5000 Index                      8.3                       22,259
--------------------------------------------------------------------------
which has managed the fund since its 1984 inception. (At year-end, Karl E. Bandtel assumed fund management duties from his longtime colleague Ernst H. von
Metzsch,   who  retired  after  18  years  of  distinguished   service  to  fund
shareholders. Mr. Bandtel intends to pursue the same approach to investing in the energy sector, drawing on Wellington Management's extensive capabilities in energy research.)

     The fund's record also reflects the advantages of Vanguard's low costs, exemplified by our expense ratio (annual expenses as a percentage of average net assets). In fiscal 2003, the Energy Fund's Investor Shares had an expense ratio of just 0.40%, or $4.00 per $1,000 invested (the figure was 0.34% for Admiral Shares). This was far below the 1.83%, or $18.30 per $1,000 invested, charged by our average competitor. That difference is money that winds up in our shareholders' accounts, where it belongs.

     Of course, it's important to realize that for the next ten years, the fund may not enjoy such strong relative returns. The Energy Fund's focus on a narrow segment of the economy is almost sure to result in more volatility than that found in the broad market. In fact, during the ten-year period just ended, the fund had annual returns ranging from a low of -21.2% to a high of 40.3%, a spread of more than 60 percentage points.

DON'T CHANGE FOR CHANGE'S SAKE
During these difficult times in the stock market, you may feel an urge to make abrupt changes in your portfolio's holdings. Such emotionally driven responses are rarely productive. Rather, we recommend that you stick with a balanced, long-term plan that provides a mix of stocks, bonds, and short-term investments appropriate for your specific situation and goals. During the past year, Vanguard Energy Fund showed its value as a component of a well-diversified stock portfolio by offering a modest hedge against the weakness of the stock market.

     We thank you for your continued confidence in Vanguard and for entrusting your hard-earned money to us.

Sincerely,

/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer



February 12, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            JANUARY 31, 2002-JANUARY 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                   STARTING               ENDING            INCOME       CAPITAL
                SHARE PRICE          SHARE PRICE         DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Energy Fund
 Investor Shares     $24.76               $22.85            $0.360        $1.593
 Admiral Shares       46.48                42.89             0.698         2.992
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

The Investor and Admiral Shares of Vanguard Energy Fund returned 0% during the fiscal year ended January 31, 2003. The average natural resources fund declined -5.8% in the period, and the Wilshire 5000 Index lost -21.9%.

THE INVESTMENT ENVIRONMENT
At the beginning of the fiscal year, the per-barrel price of crude oil was in the low $20s as concerns about demand were balanced by some degree of confidence that the Organization of the Petroleum Exporting Countries would continue to effectively manage its members' excess capacity. Growth in demand during the fiscal year was about 0.5%, which was low. It was the fourth year out of the past five in which demand grew by less than 1.0%. Nevertheless, OPEC's supply discipline kept inventories in balance throughout most of the period. Then a general strike in Venezuela drastically reduced that country's exports in December and January, cutting global supply by about 3%. This, combined with continued anxiety about supplies from Iraq, caused oil prices to rise to more than $35 per barrel by the fiscal year-end. The natural gas market experienced an even greater price increase: from $2-$3 per thousand cubic feet early in the fiscal year to $6 per thousand cubic feet by the end of January. As with oil, supply was the big story; U.S. natural gas production at the end of 2002 was roughly 5% below its year-ago level. Unlike oil, however, the supply of natural gas was affected by geologic maturity as opposed to political issues. Lastly, the refining sector experienced very poor profit margins throughout most of the period, although these improved substantially in the fourth fiscal quarter.

OUR SUCCESSES
The portfolio benefited from the meaningful improvement in natural gas prices. Natural-gas-oriented producers--including Equitable Resources, EOG Resources, and Cabot Oil & Gas--generated high returns, as did North American-focused oil well equipment & services companies such as Nabors Industries. Our best-performing stock during the period was Halliburton, which was up 40% as concerns about the size of the company's potential asbestos liability moderated.

Our Shortfalls
Our refining and marketing subsector stocks--Ashland, Sunoco, and Valero Energy--were poor performers, as 2002 was one of the worst years for these issues' profit margins in the last decade. However, we expect a cyclical rebound in the sector in 2003, and these stocks appear to offer good value. International oil stocks, which were also pressured by weak refining profits as well as by the same compression in price/earnings multiples that occurred in the overall stock market, were generally weak during the fiscal year.

                                          --------------------------------------
                                                           INVESTMENT PHILOSOPHY
                                                     This fund reflects a belief
                                                      that investors who seek to
                                               emphasize a given economic sector
                                                as part of a long-term, balanced
                                              investment program are best served
                                            by holding a portfolio of securities
                                            well-diversified across that sector.
                                          --------------------------------------

The Fund's Positioning
Oil and natural gas prices are currently very high. We expect these prices to trend downward as the year progresses. Broadly speaking, energy stocks already reflect this likelihood and at present offer good value, with commodity prices at levels we think are more sustainable in the long term. The portfolio emphasizes international oils, which possess the best management and assets in the industry; foreign producers and integrated oil companies that have attractive reinvestment opportunities; domestic producers, with an emphasis on natural gas suppliers; oil service stocks, which should benefit from an increase in drilling activity over the next several years; and domestic refining and marketing companies, which, as mentioned earlier, should experience a cyclical rebound this year.


Karl E. Bandtel, Senior Vice President and Portfolio Manager
Wellington Management Company, llp

February 19, 2003


--------------------------------------------------------------------------------
PORTFOLIO CHANGES                             FISCAL YEAR ENDED JANUARY 31, 2003

                                COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
BG Group                        We added this position after the stock fell
                                to a level that we found attractive. BG's
                                superior resource base should allow for
                                above- average long-term growth.
--------------------------------------------------------------------------------
Westport Resources              We added this leveraged producer of natural
                                gas following an acquisition the company made
                                that should provide above-average three- to
                                five-year growth.
================================================================================
ELIMINATED
BJ Services                     The stock was sold in January when it reached
                                our price target.

El Paso                         We sold our remaining small position in
                                December owing to the lack of material
                                improvement in the company's balance sheet.
--------------------------------------------------------------------------------

                                                      SEE PAGE 14 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.

Fund Profile                                              As of January 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 9.


ENERGY FUND
------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                          WILSHIRE
                                  FUND        5000
------------------------------------------------------
Number of Stocks                    50       5,642
Median Market Cap                $8.7B      $25.9B
Price/Earnings Ratio             26.5x       21.0x
Price/Book Ratio                  1.8x        2.4x
Yield 1.8%
  Investor Shares 1.9%
  Admiral Shares 1.9%
Return on Equity                 14.3%       21.3%
Earnings Growth Rate             12.0%        7.6%
Foreign Holdings                 43.4%        0.3%
Turnover Rate                      23%         --
Expense Ratio                                  --
  Investor Shares                0.40%
  Admiral Shares                 0.34%
Cash Investments                  4.9%         --
------------------------------------------------------

------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

BP PLC ADR                                      4.8%
ExxonMobil Corp.                                4.0
TotalFinaElf SA ADR                             3.6
ConocoPhillips                                  3.5
Sunoco, Inc.                                    3.5
Suncor Energy, Inc.                             3.5
Burlington Resources, Inc.                      3.5
Equitable Resources, Inc.                       3.3
ChevronTexaco Corp.                             3.2
Norsk Hydro AS ADR                              3.2
------------------------------------------------------
Top Ten                                        36.1%
------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-----------------------------
INVESTMENT FOCUS

MARKET CAP           MEDIUM
STYLE                 VALUE
-----------------------------


--------------------------------------
VOLATILITY MEASURES
                             Wilshire
                      Fund       5000
--------------------------------------
R-Squared             0.24       1.00
Beta                  0.59       1.00
--------------------------------------


----------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

Energy Miscellaneous                      6.1%
International                            43.4
Machinery--Oil Well Equipment & Services 14.1
Materials & Processing                    2.1
Offshore Drilling                         3.0
Oil--Crude Producers                     10.6
Oil--Integrated Domestic                  9.7
Oil--Integrated International             7.6
Utilities--Gas Pipelines                  3.4
----------------------------------------------



                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

Performance Summary                                       As of January 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


ENERGY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1993-JANUARY 31, 2003

                            AVERAGE
          ENERGY FUND       NATURAL    S&P ENERGY      WILSHIRE
 QUARTER     INVESTOR     RESOURCES        SECTOR          5000
  ENDING       SHARES          FUND         INDEX         INDEX
--------------------------------------------------------------------------------
 199301         10000         10000         10000         10000
 199304         12164         11441         11084         10015
 199307         12627         12092         11341         10375
 199310         13184         12438         11831         10977
 199401         12731         12666         11843         11339
 199404         12592         11899         11513         10685
 199407         13087         12149         11881         10812
 199410         13396         12410         12473         11252
 199501         11566         11165         11972         11224
 199504         13410         12646         13420         12276
 199507         13754         12938         13916         13635
 199510         13074         12360         13810         14150
 199601         14884         14137         15336         15392
 199604         17248         16071         16626         16224
 199607         16356         15075         16362         15638
 199610         18893         17261         18385         17236
 199701         20885         18499         20286         19143
 199704         19314         17092         20628         19085
 199707         22952         19307         24521         23020
 199710         24465         19955         24746         22680
 199801         21678         17353         22881         23985
 199804         24440         19017         26405         27340
 199807         20576         14723         23836         26942
 199810         19972         14647         24398         26035
 199901         17083         13081         22576         30528
 199904         22470         16835         29496         32021
 199907         23306         17114         29414         31885
 199910         22071         16892         28274         32719
 200001         21495         17168         28452         34872
 200004         25100         18714         29252         35803
 200007         25313         18561         30971         35342
 200010         27106         20139         33623         35371
 200101         29037         22254         33528         33645
 200104         32778         23479         35609         30744
 200107         29306         20225         32888         30025
 200110         28347         19237         30586         26327
 200201         28876         20240         30404         28494
 200204         32739         22234         32143         27707
 200207         28412         17914         28190         23401
 200210         27610         17933         26551         22799
 200301         28869         19060         26833         22259
--------------------------------------------------------------------------------









                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED JANUARY 31, 2003
                               ------------------------------       FINAL VALUE
                                      ONE     FIVE        TEN      OF A $10,000
                                     YEAR    YEARS      YEARS        INVESTMENT
--------------------------------------------------------------------------------
Energy Fund Investor Shares*       -0.02%    5.90%     11.18%           $28,869
Average Natural Resources Fund**    -5.83     1.89       6.66            19,060
S&P Energy Sector Index            -11.75     3.24      10.37            26,833
Wilshire 5000 Index                -21.88    -1.48       8.33            22,259
--------------------------------------------------------------------------------


                                                                    FINAL VALUE
                                               ONE      SINCE     OF A $250,000
                                              YEAR  INCEPTION+       INVESTMENT
--------------------------------------------------------------------------------
Energy Fund Admiral Shares*                  0.02%       0.48%         $251,466
S&P Energy Sector Index                     -11.75     -10.63           217,979
--------------------------------------------------------------------------------


FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JANUARY 31, 2003

  FISCAL         TOTAL    S&P ENERGY
    YEAR        RETURN  SECTOR INDEX
--------------------------------------
    1994          27.3%         18.4%
    1995          -9.1           1.1
    1996          28.7          28.1
    1997          40.3          32.3
    1998           3.8          12.8
    1999         -21.2          -1.3
    2000          25.8          26.0
    2001          35.1          17.8
    2002          -0.6          -9.3
    2003           0.0         -11.7


* Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
**   Derived from data provided by Lipper Inc.
+    November 12, 2001.
Note:See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                        TEN YEARS
                                 ONE     FIVE ----------------------------------
                INCEPTION DATE  YEAR    YEARS     CAPITAL    INCOME      TOTAL
--------------------------------------------------------------------------------
Energy Fund*
  Investor Shares    5/23/1984 -0.62%    4.90%     10.10%      1.70%     11.80%
  Admiral Shares    11/12/2001 -0.56     1.88**       --          --        --
--------------------------------------------------------------------------------
* Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
**   Since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED JANUARY 31, 2003

                                        ONE YEAR        FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------

Energy Fund Investor Shares*
Returns Before Taxes                      -0.02%             5.90%       11.18%
Returns After Taxes on Distributions      -1.75              4.55         9.47
Returns After Taxes on Distributions
  and Sale of Fund Shares                  1.32              4.55         8.83
--------------------------------------------------------------------------------
* Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.
--------------------------------------------------------------------------------
                                                                   PERCENTAGE
TRUSTEE                                  FOR             WITHHELD         FOR
--------------------------------------------------------------------------------
John J. Brennan               12,296,351,711          332,502,054       97.4%

Charles D. Ellis              12,295,511,728          333,342,037        97.4

Rajiv L. Gupta                12,256,731,760          372,122,005        97.1

JoAnn Heffernan Heisen        12,295,368,986          333,484,779        97.4

Burton G. Malkiel             12,257,857,336          370,996,429        97.1

Alfred M. Rankin, Jr.         12,305,204,159          323,649,605        97.4

J. Lawrence Wilson            12,274,695,724          354,158,041        97.2
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.


* Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.


-------------------------------------------------------------------------------------------
                                                                   BROKER        PERCENTAGE
VANGUARD FUND             FOR        AGAINST        ABSTAIN     NON-VOTES               FOR
-------------------------------------------------------------------------------------------
Energy            710,314,201     56,464,793     26,807,688    51,392,951             84.1%
-------------------------------------------------------------------------------------------
*Results are for all funds within the same trust.



Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                      AS OF JANUARY 31, 2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


-------------------------------------------------------------------
                                                            MARKET
                                                             VALUE*
ENERGY FUND                                      SHARES       (000)
-------------------------------------------------------------------
COMMON STOCKS (95.1%)
-------------------------------------------------------------------
UNITED STATES (53.9%)
-------------------------------------------------------------------
ENERGY MISCELLANEOUS (5.8%)
  Sunoco, Inc.                                1,582,100      49,551
  Valero Energy Corp.                           927,100      31,883
                                                            -------
                                                             81,434
                                                            -------
MACHINERY--OIL WELL EQUIPMENT & Services (13.4%)
  Halliburton Co.                             2,186,000      41,009
  Schlumberger Ltd.                             800,000      30,160
* Noble Corp.                                   749,000      25,676
* Nabors Industries, Inc.                       691,100      25,467
  Baker Hughes, Inc.                            689,200      20,855
  Rowan Cos., Inc.                              915,100      18,879
* Cooper Cameron Corp.                          278,000      13,475
* Weatherford International Ltd.                319,800      11,884
                                                           --------
                                                            187,405
                                                           --------

MATERIALS & Processing (2.0%)
  Ashland, Inc.                               1,000,000      27,740

OFFSHORE DRILLING (2.9%)
  ENSCO International, Inc.                     656,800      17,694
  GlobalSantaFe Corp.                           700,000      15,211
  Transocean Inc.                               331,500       7,548
                                                             ------
                                                             40,453
                                                             ------
OIL--CRUDE PRODUCERS (10.1%)
  Burlington Resources, Inc.                  1,102,800      48,634
  EOG Resources, Inc.                           900,000      34,884
  Cabot Oil & Gas Corp.                         861,000      20,242
  Apache Corp.                                  230,000      14,354
  Anadarko Petroleum Corp.                      292,300      13,478
* Westport Resources Corp.                      500,000      10,020
                                                            -------
                                                            141,612
                                                            -------
OIL--INTEGRATED DOMESTIC (9.2%)
  ConocoPhillips                              1,028,780      49,577
  Unocal Corp.                                  912,900      25,424
  Occidental Petroleum Corp.                    800,000      23,368
  Marathon Oil Corp.                            585,800      12,243
  Kerr-McGee Corp.                              278,900      11,650
  Amerada Hess Corp.                            149,600       7,061

                                                            -------
                                                            129,323
                                                            -------
OIL--INTEGRATED INTERNATIONAL (7.2%)

ExxonMobil Corp.                              1,625,400      55,507
ChevronTexaco Corp.                             701,000      45,144
                                                            -------
                                                            100,651
                                                            -------
UTILITIES--GAS PIPELINES (3.3%)
  Equitable Resources, Inc.                   1,228,200      45,665
-------------------------------------------------------------------
TOTAL UNITED STATES                                         754,283
-------------------------------------------------------------------
INTERNATIONAL (41.2%)
-------------------------------------------------------------------

BRAZIL (1.6%)
  Petrol Brasil ADR                           1,500,000      22,245

CANADA (14.7%)
  Suncor Energy, Inc.                         2,896,800      49,391
  EnCana Corp.                                1,197,579      37,616
  Petro Canada                                1,000,000      33,580

-------------------------------------------------------------------
                                                            MARKET
                                                             VALUE*
                                                 SHARES       (000)
-------------------------------------------------------------------

  Canadian Natural Resources Ltd.             1,045,700      32,605
  Shell Canada Ltd. Class A                     644,100      19,513
  Shell Canada Ltd.                             440,600      13,348
* Paramount Resources Ltd.                    1,106,300      11,991
* Western Oil Sands Inc.                        500,000       7,786
                                                            -------
                                                            205,830
                                                            -------

CHINA (1.3%)
  Petrochina Co. Ltd. ADR                       600,000      12,660
  China Petroleum and Chemical Corp. ADR        287,400       5,239
                                                             ------
                                                             17,899
                                                             ------
FRANCE (4.1%)
  TotalFinaElf SA ADR                           745,300      50,613
  Technip-Coflexip SA ADR                       428,100       6,648

57,261


ITALY (2.8%)
  ENI SpA ADR                                   509,400      38,689

NETHERLANDS (2.5%)
  Royal Dutch Petroleum Co. ADR                 842,400      35,288

NORWAY (3.2%)
  Norsk Hydro AS ADR                          1,062,900      44,727

RUSSIA (0.9%)
  OAO Lukoil Holding Sponsored ADR              232,100      13,369

SPAIN (1.8%)
  Repsol YPF, SA ADR                          1,800,000      26,064

UNITED KINGDOM (8.3%)
  BP PLC ADR                                  1,720,600      67,121
  Shell Transport &
  Trading Co. ADR                               967,100      35,705
  BG Group PLC                                3,500,000      13,505
                                                            -------
                                                            116,331
                                                            -------
-------------------------------------------------------------------
TOTAL INTERNATIONAL                                         577,703
-------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,193,479)                     1,331,986
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.5%)
-------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
Cash Account
  1.33%, 2/3/2003                               $74,634    $ 74,634
  1.33%, 2/3/2003--Note G                        45,831      45,831
-------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $120,465)            120,465
-------------------------------------------------------------------
TOTAL INVESTMENTS (103.6%) (Cost $1,313,944)              1,452,451
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.6%)
-------------------------------------------------------------------
Other Assets--Note C                                          2,983
Security Lending Collateral
Payable to Brokers--Note G                                 (45,831)
Other Liabilities                                           (8,268)
                                                           --------
                                                           (51,116)
                                                           --------
-------------------------------------------------------------------
NET ASSETS (100%)                                        $1,401,335
-------------------------------------------------------------------
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
ADR--American Depositary Receipt.

-------------------------------------------------------------------
                                                            AMOUNT
ENERGY FUND                                                  (000)
-------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
Paid-In Capital                                          $1,270,218
Overdistributed Net Investment Income                        (1,663)
Overdistributed Net Realized Gains                           (5,726)
Unrealized Appreciation (Depreciation)
Investment Securities                                       138,507
Foreign Currencies                                               (1)
-------------------------------------------------------------------
NET ASSETS                                               $1,401,335
===================================================================

Investor Shares--Net Assets
Applicable to 56,805,496 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                               $1,297,905
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                  $22.85
===================================================================

Admiral Shares--Net Assets
Applicable to 2,411,423 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                 $103,430
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                   $42.89
===================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                     ENERGY FUND
                                                     YEAR ENDED JANUARY 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                            $ 26,063
 Interest                                                                 1,331
 Security Lending                                                           418
--------------------------------------------------------------------------------
  Total Income                                                           27,812
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                           837
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                        4,260
   Admiral Shares                                                           271
  Marketing and Distribution
   Investor Shares                                                          169
   Admiral Shares                                                             8
 Custodian Fees                                                              23
 Auditing Fees                                                               13
 Shareholders' Reports and Proxies
 Investor Shares                                                            102
 Admiral Shares                                                              --
 Trustees' Fees and Expenses                                                  2
--------------------------------------------------------------------------------
   Total Expenses                                                         5,685
   Expenses Paid Indirectly--Note D                                        (201)
--------------------------------------------------------------------------------
   Net Expenses                                                           5,484
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    22,328
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------
 Investment Securities                                                   74,388
 Foreign Currencies (11)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 74,377
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                 (113,920)
 Foreign Currencies                                                          (5)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (113,925)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ (17,220)
================================================================================
*Dividends are net of foreign withholding taxes of $308,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                                     ENERGY FUND
                                                        ------------------------
                                                          YEAR ENDED JANUARY 31,
                                                        ------------------------
                                                               2003      2002
                                                              (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                    $ 22,328  $ 21,028
  Realized Net Gain (Loss)                                   74,377   102,227
  Change in Unrealized Appreciation (Depreciation)        (113,925)  (144,902)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Net Assets Resulting from Operations                  (17,220)  (21,647)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                           (19,022)  (18,854)
  Admiral Shares                                             (1,501)     (745)
Realized Capital Gain*
  Investor Shares                                           (83,735)  (72,494)
  Admiral Shares                                             (5,973)   (2,829)
--------------------------------------------------------------------------------
Total Distributions                                        (110,231)  (94,922)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                           151,108    93,486
  Admiral Shares                                             61,825    58,161
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions 212,933   151,647
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                  85,482    35,078
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     1,315,853 1,280,775
--------------------------------------------------------------------------------
  End of Period                                         $ 1,401,335 1,315,853
================================================================================
*Includes   short-term   gain   distributions   totaling   $23,192,000  and  $0,
respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



ENERGY FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JANUARY 31,
                                                                        -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2003     2002     2001     2000      1999
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $24.76   $26.93   $21.24   $17.16    $22.68
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                   .392     .428      .39     .355       .33
  Net Realized and Unrealized Gain (Loss) on Investments*                (.349)   (.660)    7.04    4.080     (5.08)
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      .043    (.232)    7.43    4.435     (4.75)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.360)   (.400)    (.36)   (.355)     (.35)
  Distributions from Realized Capital Gains                             (1.593)  (1.538)   (1.38)      --      (.42)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                 (1.953)  (1.938)   (1.74)   (.355)     (.77)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $22.85   $24.76   $26.93   $21.24    $17.16
===================================================================================================================
TOTAL RETURN**                                                           -0.02%   -0.55%   35.08%   25.83%   -21.20%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $1,298   $1,258   $1,281     $973      $760
  Ratio of Total Expenses to Average Net Assets                          0.40%    0.39%    0.41%    0.48%     0.41%
  Ratio of Net Investment Income to Average Net Assets                   1.56%    1.57%    1.52%    1.63%     1.46%
  Portfolio Turnover Rate                                                  23%      28%      24%      18%       22%
===================================================================================================================
*Includes increases from redemption fees of $.01, $.01, $.02, $.02, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

ENERGY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------

                                                           YEAR         NOV. 12,
                                                          ENDED         2001* TO
                                                        JAN. 31,        JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003             2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $46.48          $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .758            .118
  Net Realized and Unrealized Gain (Loss)
    on Investments**                                      (.658)           .010
--------------------------------------------------------------------------------
  Total from Investment Operations                         .100            .128
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.698)          (.760)
  Distributions from Realized Capital Gains              (2.992)         (2.888)
--------------------------------------------------------------------------------
  Total Distributions                                    (3.690)         (3.648)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $42.89           $46.48
================================================================================
TOTAL RETURN+                                              0.02%           0.57%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $103             $58
  Ratio of Total Expenses to Average Net Assets            0.34%         0.34%++
  Ratio of Net Investment Income to Average Net Assets     1.59%         0.53%++
  Portfolio Turnover Rate                                    23%             28%
================================================================================
*Inception.
**Includes increases from redemption fees of $.02 and $.03.
+Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
++Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2003, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2003, the fund had contributed capital of $268,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.27% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended January 31, 2003, these arrangements reduced the fund's expenses by $201,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the year ended January 31, 2003, the fund realized net foreign currency losses of $11,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,348,000 from undistributed net investment income, and $6,386,000 from accumulated net realized gains, to paid-in capital.

     For tax purposes, at January 31, 2003, the fund had no ordinary income or long-term capital gains available for distribution. Capital gains required to be distributed in December 2002 included net gains realized through October 31, 2002. Subsequently, the fund realized capital losses of $5,726,000, which are available to offset future net capital gains.

     At January 31, 2003, net unrealized appreciation of investment securities for tax purposes was $138,507,000, consisting of unrealized gains of $238,752,000 on securities that had risen in value since their purchase and $100,245,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency losses of $1,000 resulting from the translation of other assets and liabilities at January 31, 2003.

F. During the year ended January 31, 2003, the fund purchased $418,499,000 of investment securities and sold $309,841,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at January 31, 2003, was $45,584,000, for which the fund held cash collateral of $45,831,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                            YEAR ENDED JANUARY 31,
                                ------------------------------------------------
                                      2003                            2002
                           -----------------------         ---------------------
                               AMOUNT      SHARES            AMOUNT     SHARES
                                (000)       (000)             (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                      $307,206      11,969          $329,199     11,882
 Issued in Lieu
  of Cash Distributions        97,538       4,124            86,765      3,655
 Redeemed*                   (253,636)    (10,106)         (322,478)   (12,278)
  Net Increase (Decrease)
   --Investor Shares          151,108       5,987            93,486      3,259

Admiral Shares
 Issued                        76,563       1,529            55,742      1,183
 Issued in Lieu of
  Cash Distributions            6,556         149             2,870         64
 Redeemed*                    (21,294)       (504)             (451)        (9)
  Net Increase (Decrease)
    --Admiral Shares           61,825       1,174            58,161      1,238
--------------------------------------------------------------------------------
*Net of redemption fees of $630,000 and $792,000, respectively (fund totals).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (the "Fund") at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 4, 2003

--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
        (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $70,950,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 32.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

VANGUARD, THE VANGUARD GROUP, VANGUARD.COM, ADMIRAL, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                               [THE VANGUARD GROUP(R) SHIP LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q510 032003

                          VANGUARD(R) REIT INDEX FUND

ANNUAL REPORT
JANUARY 31, 2003

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY

The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                       [PHOTO OF JOHN J BRENNAN]
                                                        /S/ JOHN J. BRENNAN
================================================================================
SUMMARY
     * Vanguard REIT Index Fund returned 1.2% during fiscal year 2003, as real estate securities turned in some of the best performances in the hard-hit stock market.

     * During the same period, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, lost -21.9%.

     * Since its 1996 inception, Vanguard REIT Index Fund has zigged when the broad market has zagged.
--------------------------------------------------------------------------------
CONTENTS
  1  Letter from the Chairman
  5  Fund Profile
  6  Glossary of Investment Terms
  7  Performance Summary
  9  Your Fund's After-Tax Returns
 10  Results of Proxy Voting
 11  Financial Statements
 21  Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Real estate securities got off to a good start in the first half of Vanguard(R) REIT Index Fund's fiscal year, but then retreated during the second half. Both the Investor and Admiral(TM) Shares of the fund returned 1.2% during the 12 months ended January 31, 2003, slightly less than the average real estate fund, but much more than the broad stock market.

     After several years of strength, commercial real estate markets began to reflect the weakness in the broader U.S. economy during the summer. Favorable home-buying conditions also put pressure on the rental market for apartments. As a broadly diversified real estate vehicle, Vanguard REIT Index Fund rose and fell in response to the sector's changing fortunes. One characteristic that remained impressive throughout the year was the fund's dividend yield. At the end of January, the fund's yield was 7.4% for Investor and 7.5% for Admiral Shares. (Please note: These figures include some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.)

     The fund's returns, and those of its comparative standards, are shown in the table above. An analysis of the per-share components of the fund's total returns appears on page 4.

================================================================================
2003 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      JANUARY 31
--------------------------------------------------------------------------------
VANGUARD REIT INDEX FUND
  Investor Shares                                                           1.2%
  Admiral Shares                                                            1.2
Average Real Estate Fund*                                                   1.4
Morgan Stanley REIT Index                                                   1.0
Wilshire 5000 Index                                                       -21.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
================================================================================

STOCKS SPENT ANOTHER YEAR STUCK IN THE DOLDRUMS
As the fiscal year came to a close, there was little positive news to jolt stocks out of the longest bear market since the Great Depression. The U.S. economy was undergoing a tepid, jobless recovery. War rhetoric grew more heated on all sides as United Nations inspectors combed Iraq for weapons, while tensions also rose on the Korean peninsula. And the equity and bond markets were still feeling the effects of bankruptcy filings by once-giant corporations whose shady accounting practices had come to light.

     During the 12 months ended January 31, the broad U.S. stock market, as measured by the

================================================================================
If you own the fund in a taxable account, you may wish to see page 9 for a report on the fund's after-tax returns.
================================================================================

Wilshire 5000 Total Market Index, returned -21.9%. Small-capitalization stocks fared only slightly better than large-caps. On average, growth stocks--those with higher-than-average prices relative to earnings, book value, and other measures--plummeted almost twice as far as value stocks. International stocks as a whole held up better than domestic issues, partly because the weaker U.S. dollar bolstered returns from foreign securities for U.S.-based investors.

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2003
--------------------------------------------------------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -22.6%        -13.7%         -1.2%
Russell 2000 Index (Small-caps)               -21.9          -7.9          -1.6
Wilshire 5000 Index (Entire market)           -21.9         -13.9          -1.5
MSCI All Country World Index Free
  ex USA (International)                      -14.0         -15.9          -3.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     9.5%         10.3%          7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                     7.5           8.8           5.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.8           4.2
================================================================================
CPI
Consumer Price Index                            2.6%          2.5%          2.4%
================================================================================

AS THE ECONOMY SPUTTERED ALONG, BOND PRICES ROSE AND YIELDS FELL
For calendar 2002, the nation's real (inflation-adjusted) gross domestic product grew 2.4%--weak by historical standards, but an improvement over the 0.3% increase in the previous year. However, growth slowed to a crawl during the fourth quarter, despite a rise in business spending for the first time in more than two years.

     After falling sharply in 2001, short-term interest rates fell again during the fiscal year as the Federal Reserve Board tried to administer another booster shot to the economy. In November, the Fed cut its target for the federal funds rate--the interest rate charged for overnight loans between banks--by 50 basis points (0.50 percentage point) to 1.25%, the lowest level in more than four decades. The yield of the 3-month U.S. Treasury bill fell 58 basis points during the 12 months to 1.17%.

     For longer-term bonds, rising demand led to higher prices and lower yields. The yield of the 10-year Treasury note fell 107 basis points to 3.96%. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market, provided a total return of 9.5%.

================================================================================
ADMIRAL SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
================================================================================

THE FUND GOT OFF TO A STRONG START, BUT SAW A MIXED FINISH
During fiscal 2003, the REIT Index Fund more than met its objective of tracking the returns of its target benchmark, the Morgan Stanley Real Estate

Investment Trust Index. In fact, your fund's 1.2% return edged out the index's 1.0% return. These results are a testament to the skill of Vanguard's Quantitative Equity Group, which manages the fund. After all, the index is a theoretical construct that holds no cash and incurs no operating or transaction costs. The fund must reproduce this abstraction in the real world.

     The change in the real estate sector's fortunes from bright to hazy in the second half of the fiscal year came as the broad economy's halting recovery began to make an impact on office leases, especially in developments at the fringes of commercial centers. One-third of the fund's assets are invested in office and industrial REITs. When those markets cooled, Vanguard REIT Index Fund gave back some of the gains it had recorded in the first half of fiscal 2003, when both share classes rose an excellent 7.5%.

     Apartment buildings--another sizable index component--also struggled late in the year. Paradoxically, this weakness was in part a reflection of the overall strength of the housing market. Record-low mortgage rates swelled the ranks of homebuyers, dealing landlords a weak hand.

     Retail REITs were the sector's (and the fund's) one unqualified success during the fiscal year. These securities, which account for roughly one-quarter of the fund's assets, benefited from the American consumer's willingness to spend heavily during the past year's stutter-step recovery, supporting rents at shopping malls around the country.

THE FUND HAS HISTORICALLY PROVIDED STRONG RESULTS AND DIVERSIFICATION
Over time, an indexed approach has proven to be an effective means of investing in the broad real estate sector at an exceptionally low cost. (During fiscal 2003, Vanguard REIT Index Fund carried expense ratios of 0.27% for Investor Shares and 0.21% for Admiral Shares. The average real estate fund charged 1.63%.) Since its 1996 inception, the fund has produced an annualized return of 8.9% (see the table below), matching the result of its target index and exceeding the return of the average real estate fund. Over the same period, the broad stock market recorded an average annual return of 4.6%.

     What's especially noteworthy about the difference between the returns of the broad market and those of your fund is not its magnitude, but its pattern. During the past three years, as the broad stock market tumbled, Vanguard REIT Index Fund recorded

================================================================================
TOTAL RETURNS                                             MAY 13, 1996,* THROUGH
                                                                JANUARY 31, 2003
--------------------------------------------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
REIT Index Fund
  Investor Shares                        8.9%                           $17,784
Average Real Estate Fund                 8.5                             17,252
Morgan Stanley REIT Index                8.9                             17,715
Wilshire 5000 Index                      4.6                             13,539
--------------------------------------------------------------------------------
*Fund inception.
================================================================================
three consecutive years of gains. During the broad stock market's late-1990s run-up, by contrast, the fund lagged far behind.

     As the fund's out-of-sync ups and downs suggest, real estate securities can be a powerful portfolio diversifier. Recently, real estate investors have experienced diversification as positive, market-beating returns. In the future, of course, diversification could also mean market-trailing returns. Indeed, after three straight years of strong relative results, it wouldn't be surprising to see REITs cede market leadership to another industry sector. If such a change occurs, it will be important to remember that short-term results are, at best, a secondary investment consideration. Diversification proves its value over the long term.

THE FUND SHOULD BE JUST ONE COMPONENT OF A WELL-BALANCED PLAN
Vanguard REIT Index Fund can be an important component of an asset mix that includes broadly diversified stock, bond, and money market funds in proportions suited to your goals, time horizon, and financial circumstances. In the past, the fund has proved to be a good portfolio diversifier, and in these days of lean dividend yields, the sector's generous payouts provide a healthy dose of income return--which is typically more stable than the stock market's volatile capital returns. Because REITs represent a narrow sector of the overall market, however, they should play no more than a supporting role in the portfolios of most investors.

     We thank you for entrusting your hard-earned money to us.

Sincerely,


John J. Brennan
Chairman and Chief Executive Officer

February 11, 2003

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE JANUARY 31, 2002-JANUARY 31, 2003

                                                   DISTRIBUTIONS PER SHARE
                                              ----------------------------------

                    STARTING         ENDING      INCOME    CAPITAL     RETURN OF
                 SHARE PRICE    SHARE PRICE   DIVIDENDS      GAINS       CAPITAL
--------------------------------------------------------------------------------
REIT Index Fund
  Investor Shares     $12.10         $11.52      $0.667     $0.000        $0.093
  Admiral Shares       51.65          49.14       2.878      0.000         0.397
================================================================================
4

FUND PROFILE                                              AS OF JANUARY 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on page 6.

REIT INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                 TARGET     BROAD
                        FUND     INDEX*   INDEX**
---------------------------------------------------
Number of Stocks        115         114     5,642
Median Market Cap      $2.0B       $2.0B    $25.9B
Price/Earnings Ratio   18.7x       18.7x     21.0x
Price/Book Ratio        1.5x        1.5x      2.4x
Yield                               7.4%      1.8%
  Investor Shares      7.4%+
  Admiral Shares       7.5%+
Return on Equity      10.8%        10.8%     21.3%
Earnings Growth Rate   5.9%         5.9%      7.6%
Foreign Holdings       0.0%         0.0%      0.3%
Turnover Rate           12%          --        --
Expense Ratio                        --        --
  Investor Shares     0.27%
  Admiral Shares      0.21%
Cash Investments       1.9%          --        --
-----------------------------------------------------

----------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT                 6.9%
Equity Residential REIT                             4.6
Simon Property Group, Inc. REIT                     4.2
ProLogis REIT                                       3.1
Archstone-Smith Trust REIT                          2.8
Vornado Realty Trust REIT                           2.6
Public Storage, Inc. REIT                           2.5
Boston Properties, Inc. REIT                        2.4
Apartment Investment & Management Co. Class A REIT  2.4
Duke Realty Corp. REIT                              2.4
-----------------------------------------------------------
Top Ten                                            33.9%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
------------------------------
INVESTMENT FOCUS

MARKET CAP - SMALL
STYLE - VALUE
------------------------------

------------------------------------------------------------
VOLATILITY MEASURES

                                TARGET                BROAD
                      FUND      INDEX*   FUND       INDEX**
------------------------------------------------------------
R-Squared             1.00        1.00   0.03          1.00
Beta                  0.97        1.00   0.11          1.00
------------------------------------------------------------

-------------------------------------
FUND ALLOCATION BY REIT TYPE

Retail           25.4%
Apartments       20.4
Office           19.4
Industrial       13.6
Diversified      11.7
Health Care       4.9
Hotels            4.6
-------------------------------------
Total           100.0%
-------------------------------------
*Morgan Stanley REIT Index.
**Wilshire 5000 Index.
+This yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index or an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index or by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions paid on stocks in the index.
================================================================================
6

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


REIT INDEX FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MAY 13, 1996-JANUARY 31, 2003

            REIT INDEX       AVERAGE REAL      MORGAN STANLEY      WILSHIRE 5000
             FUND INV        ESTATE FUND         REIT INDEX             INDEX
           ------------     -------------      --------------     --------------
5/13/1996     10,000           10,000              10,000              10,000
07/1996       10,270           10,074              10,244               9,512
10/1996       11,186           10,932              11,179              10,484
01/1997       13,033           12,618              13,077              11,644
04/1997       12,637           12,184              12,664              11,609
07/1997       14,067           13,968              14,107              14,002
10/1997       14,825           14,683              14,922              13,795
01/1998       15,258           14,981              15,266              14,589
04/1998       14,873           14,916              14,831              16,630
07/1998       13,720           13,685              13,669              16,388
10/1998       12,964           12,620              12,900              15,836
01/1999       12,617           12,554              12,524              18,569
04/1999       13,544           13,514              13,435              19,477
07/1999       13,174           13,288              13,041              19,394
10/1999       12,224           12,101              12,092              19,901
01/2000       12,485           12,270              12,360              21,211
04/2000       13,583           13,216              13,457              21,777
07/2000       15,298           15,058              15,180              21,497
10/2000       14,418           14,427              14,293              21,515
01/2001       15,747           15,670              15,644              20,465
04/2001       15,957           15,630              15,861              18,700
07/2001       16,902           16,616              16,823              18,263
10/2001       16,256           15,727              16,187              16,014
01/2002       17,573           17,007              17,535              17,331
04/2002       19,157           18,596              19,156              16,853
07/2002       18,898           18,333              18,837              14,234
10/2002       17,355           16,801              17,270              13,867
01/2003       17,784           17,252              17,715              13,539

================================================================================
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2003
                                    ------------------------------   FINAL VALUE
                                        ONE      FIVE        SINCE  OF A $10,000
                                       YEAR     YEARS   INCEPTION*    INVESTMENT
--------------------------------------------------------------------------------
REIT Index Fund Investor Shares**     1.20%     3.11%        8.95%       $17,784
Average Real Estate Fund+             1.44      2.86         8.46         17,252
Morgan Stanley REIT Index             1.02      3.02         8.88         17,715
Wilshire 5000 Index                 -21.88     -1.48         4.61         13,539
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                          ONE          SINCE       OF A $250,000
                                         YEAR     INCEPTION*          INVESTMENT
--------------------------------------------------------------------------------
REIT Index Fund Admiral Shares**        1.19%          5.74%            $267,593
Morgan Stanley REIT Index               1.02           5.74              267,590
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) May 13, 1996-January 31, 2003

Fiscal Year  REIT INDEX FUND     MORGAN STANLEY
             INVESTOR SHARES       REIT INDEX
             ---------------     --------------
   1997          30.3                  30.8
   1998          17.1                  16.7
   1999         -17.3                   -18
   2000          -1.0                  -1.3
   2001          26.1                  26.6
   2002          11.6                  12.1
   2003           1.2                   1.0
--------------------------------------------------------------------------------
  *Inception dates are May 13, 1996, for the Investor Shares and November 12, 2001, for the Admiral Shares.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
 +Derived from data provided by Lipper Inc.
Note: See Financial Highlights tables on pages 16 and 17 for information on dividends and return of capital.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            SINCE INCEPTION
                                   ONE       FIVE    ---------------------------
             INCEPTION DATE       YEAR      YEARS    CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
REIT Index Fund*
  Investor Shares 5/13/1996      3.75%      3.41%      3.65%     5.87%     9.52%
  Admiral Shares 11/12/2001      3.73       8.77**       --        --        --
--------------------------------------------------------------------------------
 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
**Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered.

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED JANUARY 31, 2003

                                                                           SINCE
                                          ONE YEAR    FIVE YEARS      INCEPTION*
--------------------------------------------------------------------------------
REIT Index Fund Investor Shares**
Returns Before Taxes                         1.20%         3.11%           8.95%
Returns After Taxes on Distributions        -0.86          0.84            6.67
Returns After Taxes on Distributions and
  Sale of Fund Shares                        0.80          1.30            6.16
--------------------------------------------------------------------------------
 *May 13, 1996.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

                                                                      PERCENTAGE
TRUSTEE                           FOR             WITHHELD                   FOR
--------------------------------------------------------------------------------
John J. Brennan          12,296,351,711          332,502,054               97.4%
Charles D. Ellis         12,295,511,728          333,342,037               97.4
Rajiv L. Gupta           12,256,731,760          372,122,005               97.1
JoAnn Heffernan Heisen   12,295,368,986          333,484,779               97.4
Burton G. Malkiel        12,257,857,336          370,996,429               97.1
Alfred M. Rankin, Jr.    12,305,204,159          323,649,605               97.4
J. Lawrence Wilson       12,274,695,724          354,158,041               97.2
--------------------------------------------------------------------------------

- Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                           BROKER     PERCENTAGE
FOR                   AGAINST          ABSTAIN          NON-VOTES            FOR
--------------------------------------------------------------------------------
1,096,033,749      62,736,997       32,738,012         77,407,741          86.4%
--------------------------------------------------------------------------------

- Reclassify the fund as nondiversified. This change to "nondiversified" status enables the fund to continue tracking its target index in the event that the index becomes dominated by a small number of stocks.

--------------------------------------------------------------------------------
                                                           BROKER     PERCENTAGE
FOR                   AGAINST          ABSTAIN          NON-VOTES            FOR
--------------------------------------------------------------------------------
1,103,330,790      53,105,306       35,072,662         77,407,741          87.0%
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.
Note: Vote tabulations are rounded to the nearest whole number.
================================================================================
10

FINANCIAL STATEMENTS                                      AS OF JANUARY 31, 2003

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Real Estate Investment Trusts are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Real Estate Investment Trusts to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                        MARKET
                                                                        VALUE*
REIT INDEX FUND                                           SHARES         (000)
================================================================================
REAL ESTATE INVESTMENT TRUSTS (98.1%)
--------------------------------------------------------------------------------
  Equity Office Properties
    Trust REIT                                         5,883,420       140,849
  Equity Residential REIT                              3,875,263        94,711
  Simon Property Group,
    Inc. REIT                                          2,638,841        86,290
  ProLogis REIT                                        2,548,962        63,342
  Archstone-Smith Trust REIT                           2,586,980        57,431
  Vornado Realty Trust REIT                            1,551,518        53,527
  Public Storage, Inc. REIT                            1,681,007        52,027
  Boston Properties, Inc. REIT                         1,363,367        48,945
  Apartment Investment &
    Management Co.
    Class A REIT                                       1,339,876        48,704
  Duke Realty Corp. REIT                               1,930,062        48,348
  Kimco Realty Corp. REIT                              1,496,077        46,977
  General Growth Properties
    Inc. REIT                                            892,287        44,168
  Rouse Co. REIT                                       1,242,840        39,435
  Avalonbay Communities,
    Inc. REIT                                            981,060        36,103
  AMB Property Corp. REIT                              1,211,082        33,486
  Liberty Property Trust REIT                          1,092,433        32,762
  Health Care Properties
    Investors REIT                                       844,340        31,106
* Host Marriott Corp. REIT                             3,803,946        31,002
  Hospitality Properties
    Trust REIT                                           894,895        28,995
================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                          SHARES         (000)
================================================================================
  Weingarten Realty
    Investors REIT                                       744,557        27,102
  Regency Centers Corp. REIT                             837,958        26,547
  New Plan Excel Realty
    Trust REIT                                         1,386,300        25,910
  United Dominion Realty
    Trust REIT                                         1,525,170        24,387
  Mack-Cali Realty Corp. REIT                            823,348        23,465
  The Macerich Co. REIT                                  736,736        21,881
  Crescent Real Estate, Inc. REIT                      1,444,711        21,656
  Developers Diversified
    Realty Corp. REIT                                    953,065        21,368
  Pan Pacific Retail Properties,
    Inc. REIT                                            567,501        20,771
  Chelsea Property Group REIT                            593,173        20,186
  BRE Properties Inc.
    Class A REIT                                         649,774        19,656
  Trizec Properties, Inc. REIT                         2,146,670        19,556
  Arden Realty Group, Inc. REIT                          902,447        19,006
  CarrAmerica Realty Corp. REIT                          760,240        18,253
  CenterPoint Properties
    Corp. REIT                                           330,003        18,233
  Camden Property Trust REIT                             561,036        17,673
  Federal Realty Investment
    Trust REIT                                           619,934        17,383
  Mills Corp. REIT                                       614,789        17,214
  Healthcare Realty Trust Inc. REIT                      602,660        16,953
  Highwood Properties, Inc. REIT                         763,922        16,944
================================================================================

================================================================================
                                                                        MARKET
                                                                        VALUE*
REIT INDEX FUND                                           SHARES         (000)
================================================================================
  Realty Income Corp. REIT                               498,933        16,904
  Cousins Properties, Inc. REIT                          696,311        16,816
  CBL & Associates Properties,
    Inc. REIT                                            425,831        16,373
  HRPT Properties Trust REIT                           1,843,168        15,464
  Shurgard Storage Centers, Inc.
    Class A REIT                                         511,153        15,284
  Essex Property Trust, Inc. REIT                        300,253        15,157
  Reckson Associates Realty
    Corp. REIT                                           742,646        15,150
  First Industrial Realty Trust REIT                     552,382        14,997
  Prentiss Properties Trust REIT                         557,528        14,847
  Health Care Inc. REIT                                  572,189        14,762
  Heritage Property Investment
    Trust REIT                                           593,900        14,521
  Washington REIT                                        560,087        13,941
  SL Green Realty Corp. REIT                             434,674        13,136
  Post Properties, Inc. REIT                             528,201        12,936
  Ventas, Inc. REIT                                    1,128,179        12,805
  Home Properties of New York,
    Inc. REIT                                            383,230        12,528
  Taubman Co. REIT                                       746,960        12,220
  Alexandria Real Estate Equities,
    Inc. REIT                                            271,525        11,228
  Colonial Properties Trust REIT                         322,805        10,440
  Brandywine Realty Trust REIT                           504,017        10,080
  Nationwide Health Properties,
    Inc. REIT                                            703,400         9,700
  PS Business Parks, Inc. REIT                           308,705         9,678
  Senior Housing Properties
    Trust REIT                                           836,140         9,356
  Capital Automotive REIT                                400,350         9,332
  Sun Communities, Inc. REIT                             259,177         9,006
  Manufactured Home
    Communities, Inc. REIT                               314,759         8,945
  FelCor Lodging Trust, Inc. REIT                        840,849         8,787
  Kilroy Realty Corp. REIT                               399,649         8,732
  Gables Residential Trust REIT                          348,288         8,718
  Chateau Communities, Inc. REIT                         419,095         8,675
  Commercial Net Lease
    Realty REIT                                          577,877         8,616
  Glimcher Realty Trust REIT                             490,827         8,604
  Lexington Corporate Properties
    Trust REIT                                           457,994         7,397
  Summit Properties, Inc. REIT                           394,179         7,115
  Glenborough Realty Trust,
    Inc. REIT                                            396,557         6,654
  Equity One, Inc. REIT                                  493,936         6,456
  Pennsylvania REIT                                      237,838         6,112
  Bedford Property Investors,
    Inc. REIT                                            239,745         6,080
================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                          SHARES         (000)
================================================================================
  Mid-America Apartment
    Communities, Inc. REIT                               254,949         6,068
  IRT Property Co. REIT                                  489,802         5,829
  Entertainment Properties
    Trust REIT                                           245,865         5,778
  JDN Realty Corp. REIT                                  496,423         5,669
  EastGroup Properties, Inc. REIT                        229,580         5,632
  Getty Realty Holding Corp. REIT                        305,900         5,613
  AMLI Residential Properties
    Trust REIT                                           245,907         5,201
  Cornerstone Realty Income
    Trust, Inc. REIT                                     691,382         5,185
  Sovran Self Storage, Inc. REIT                         187,653         5,108
  Keystone Property Trust REIT                           305,800         5,000
  Kramont Realty Trust REIT                              334,236         4,980
  Saul Centers, Inc. REIT                                216,196         4,789
  Corporate Office Properties
    Trust, Inc. REIT                                     339,244         4,783
  Town & Country Trust REIT                              231,899         4,779
  Koger Equity, Inc. REIT                                303,753         4,641
  Parkway Properties Inc. REIT                           133,649         4,557
  Investors Real Estate Trust REIT                       459,646         4,541
  Universal Health Realty
    Income REIT                                          166,773         4,411
  Mid Atlantic Realty Trust REIT                         255,376         4,334
  RFS Hotel Investors, Inc. REIT                         406,139         4,252
  Crown American Realty
    Trust REIT                                           459,290         4,157
  U.S. Restaurant Properties,
    Inc. REIT                                            282,608         4,067
  Innkeepers USA Trust REIT                              537,132         3,926
  Great Lakes, Inc. REIT                                 236,818         3,825
  Tanger Factory Outlet
    Centers, Inc. REIT                                   128,752         3,772
  MeriStar Hospitality Corp. REIT                        642,491         3,662
  Ramco-Gershenson Properties
    Trust REIT                                           175,780         3,512
  Equity Inns, Inc. REIT                                 581,368         3,500
  LaSalle Hotel Properties REIT                          268,350         3,491
  Urstadt Biddle Properties
    Class A REIT                                         249,789         2,785
  Mission West Properties
    Inc. REIT                                            250,910         2,346
  Reckson Associates Realty
    Corp. Class B REIT                                   111,899         2,323
  Winston Hotels, Inc. REIT                              290,166         2,263
  Boykin Lodging Co. REIT                                247,865         2,251
  Correctional Properties
    Trust REIT                                           103,100         2,182
  Associated Estates Realty
    Corp. REIT                                           279,851         1,743
================================================================================
12

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                          SHARES         (000)
================================================================================
  Sizeler Property Investors, Inc. REIT                  187,900         1,719
  American Land Lease, Inc. REIT                          98,860         1,431
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Cost $2,050,751)                                                  2,014,009
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.7%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.33%, 2/3/2003                                        $42,535        42,535
  1.33%, 2/3/2003--Note E                                 14,624        14,624
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $57,159)                                                        57,159
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (Cost $2,107,910)                                                  2,071,168
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     7,781
Liabilities--Note E                                                    (24,903)
                                                                    ------------
                                                                       (17,122)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $2,054,046
--------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

================================================================================
                                                                        AMOUNT
                                                                         (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $2,128,643
Overdistributed Net Investment Income                                   (1,784)
Accumulated Net Realized Losses                                        (36,071)
Unrealized Depreciation                                                (36,742)
--------------------------------------------------------------------------------
NET ASSETS                                                          $2,054,046
================================================================================

Investor Shares--Net Assets
Applicable to 150,595,548 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $1,734,132
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                       $11.52
================================================================================

Admiral Shares--Net Assets
Applicable to 6,510,542 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $319,914
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                        $49.14
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


                                                                 REIT INDEX FUND
                                                     YEAR ENDED JANUARY 31, 2003
                                                     ---------------------------
                                                                (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                 $ 98,189
  Interest                                                       645
  Security Lending                                                44
--------------------------------------------------------------------------------
    Total Income                                              98,878
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                 104
    Management and Administrative
      Investor Shares                                          3,847
      Admiral Shares                                             512
    Marketing and Distribution
      Investor Shares                                            223
      Admiral Shares                                              30
  Custodian Fees                                                 182
  Auditing Fees                                                   13
  Shareholders' Reports and Proxies
    Investor Shares                                               91
    Admiral Shares                                                 1
  Trustees' Fees and Expenses                                      2
--------------------------------------------------------------------------------
    Total Expenses                                             5,005
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         93,873
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions Received                         12,222
  Investment Securities Sold                                      64
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      12,286
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                   (129,618)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                $ (23,459)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


                                                             REIT INDEX FUND
                                                             ---------------
                                                          YEAR ENDED JANUARY 31,
                                                        ------------------------
                                                           2003             2002
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 93,873         $ 64,463
  Realized Net Gain (Loss)                              12,286           (4,335)
  Change in Unrealized Appreciation (Depreciation)    (129,618)          69,799
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        (23,459)        129,927
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                    (91,711)         (62,068)
    Admiral Shares                                     (15,239)          (2,640)
  Realized Capital Gain
    Investor Shares                                         --               --
    Admiral Shares                                          --               --
  Return of Capital
    Investor Shares                                    (12,784)         (17,601)
    Admiral Shares                                      (2,101)            (751)
--------------------------------------------------------------------------------
    Total Distributions                               (121,835)         (83,060)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                                      587,012          131,686
  Admiral Shares                                       176,675          165,383
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                       763,687          297,069
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            618,393          343,936
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                1,435,653        1,091,717
--------------------------------------------------------------------------------
  End of Period                                     $2,054,046       $1,435,653
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


REIT INDEX FUND INVESTOR SHARES

==============================================================================================================
                                                                            YEAR ENDED JANUARY 31,
                                                           ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2003       2002       2001       2000        1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $12.10     $11.61      $9.91     $10.81      $13.98
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .606       .631       .642       .660        .666
  Net Realized and Unrealized Gain (Loss) on Investments*  (.426)      .669      1.878      (.780)     (3.026)
--------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .180      1.300      2.520      (.120)     (2.360)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.667)     (.631)     (.644)     (.670)      (.666)
  Distributions from Realized Capital Gains                   --         --         --         --          --
  Return of Capital                                        (.093)     (.179)     (.176)     (.110)      (.144)
--------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.760)     (.810)     (.820)     (.780)      (.810)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.52     $12.10     $11.61      $9.91      $10.81
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN**                                              1.20%     11.59%     26.13%     -1.04%     -17.31%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $1,734     $1,270     $1,092       $888        $904
  Ratio of Total Expenses to Average Net Assets             0.27%      0.28%      0.33%      0.33%       0.26%
  Ratio of Net Investment Income to Average Net Assets      4.90%      5.35%      5.73%      5.98%       5.19%
  Portfolio Turnover Rate                                     12%        10%        21%+       12%         29%
==============================================================================================================

 *Includes increases from redemption fees of $.01, $.00, $.00, $.01, and $.02. **Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +The portfolio turnover rate excluding in-kind redemptions was 14%.

REIT INDEX FUND ADMIRAL SHARES
================================================================================
                                                              YEAR      NOV. 12,
                                                             ENDED      2001* TO
                                                          JAN. 31,      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2003          2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $51.65        $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     2.619          .494
  Net Realized and Unrealized Gain (Loss) on Investments** (1.854)        2.401
--------------------------------------------------------------------------------
    Total from Investment Operations                         .765         2.895
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (2.878)        (.970)
  Distributions from Realized Capital Gains                    --            --
  Return of Capital                                         (.397)        (.275)
--------------------------------------------------------------------------------
    Total Distributions                                    (3.275)       (1.245)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $49.14        $51.65
--------------------------------------------------------------------------------

TOTAL RETURN+                                                1.19%         5.78%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $320          $166
  Ratio of Total Expenses to Average Net Assets              0.21%       0.23%++
  Ratio of Net Investment Income to Average Net Assets       4.99%       5.27%++
  Portfolio Turnover Rate                                      12%           10%
================================================================================
 *Inception.
**Includes increases from redemption fees of $.03 and $.01.
 +Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
++Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open- end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2003, the fund had contributed capital of $399,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.40% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund has reclassified $12,286,000 from paid-in capital to undistributed net investment income, representing utilized capital loss carryforwards that are required to be included in distributable net income for tax purposes. For tax purposes, at January 31, 2003, the fund had no ordinary income available for distribution. The fund had available realized losses of $36,071,000 to offset future net capital gains of $31,736,000 through January 31, 2008, and $4,335,000 through January 31, 2009.

     At January 31, 2003, net unrealized depreciation of investment securities for tax purposes was $36,742,000, consisting of unrealized gains of $137,465,000 on securities that had risen in value since their purchase and $174,207,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended January 31, 2003, the fund purchased $984,015,000 of investment securities and sold $228,898,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at January 31, 2003, was $13,780,000, for which the fund held cash collateral of $14,624,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

                                                           YEAR ENDED JANUARY 31,
                                               -----------------------------------------
                                                      2003                    2002
                                               ------------------     ------------------
                                               AMOUNT      SHARES      AMOUNT     SHARES
                                                (000)       (000)       (000)      (000)
----------------------------------------------------------------------------------------
Investor Shares
  Issued                                    $942,074      74,970    $412,985     34,364
  Issued in Lieu of Cash Distributions        92,075       7,490      67,098      5,714
  Redeemed*                                 (447,137)    (36,787)   (348,397)   (29,184)
                                           ---------------------------------------------
    Net Increase (Decrease)--Investor Shares 587,012      45,673     131,686     10,894
                                           ---------------------------------------------
Admiral Shares
  Issued                                     219,353       4,113     164,497      3,190
  Issued in Lieu of Cash Distributions        12,965         248       2,437         47
  Redeemed*                                  (55,643)     (1,057)     (1,551)       (30)
                                           ---------------------------------------------
    Net Increase (Decrease)--Admiral Shares  176,675       3,304     165,383      3,207
                                           ---------------------------------------------
========================================================================================

*Net of redemption fees of $1,395,000 and $288,000, respectively (fund totals).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (the "Fund") at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 4, 2003

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

*    Check your overall asset allocation, no matter where your assets are held.

*    Compare your holdings with industry benchmarks.

*    Analyze your personal performance.

* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)

* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & ADVICE and RESEARCH FUNDS & Stocks sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.

*    Find out how much you should save for retirement and for college costs.

* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.

* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.

*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

*    CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

*    MAKE IT AUTOMATIC.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

*    CONSIDER COST.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

*    REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q1230 032003

Vanguard(R) Health Care Fund
Annual Report January 31, 2003

Earning Your Trust Every Day

The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
Chairman and Chief Executive Officer

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                             /S/ JOHN J. BRENNAN

Summary
* Both the Admiral and Investor Shares of Vanguard Health Care Fund returned -11.6% during fiscal year 2003.
* The broad U.S. stock market, as measured by the Wilshire 5000 Index, returned -21.9% in the same period.
* Your fund stayed ahead of its average peer and other comparative standards as a result of superior stock selection and broad diversification.

Contents
 1 Letter from the Chairman
 5 Report from the Adviser
 7 Fund Profile
 8 Glossary of Investment Terms
 9 Performance Summary
11 Your Fund's After-Tax Returns
12 Results of Proxy Voting
13 Financial Statements

Letter from the Chairman

Fellow Shareholder,
During fiscal year 2003, Vanguard(R) Health Care Fund turned in its second consecutive year of losses, with a return of -11.6%. This result was obviously disappointing, but it was nevertheless superior to those of the broad stock market and the average health care fund. Your fund benefited (at least in relative terms) from broad diversification within the health care sector and from the stock-selection talents of the adviser, Wellington Management Company. Particularly helpful was the adviser's emphasis on select pharmaceutical giants and health-services stocks, which held up better than other industry subsectors such as biotechnology.

--------------------------------------------
2003 Total Returns         Fiscal Year Ended
                                  January 31
--------------------------------------------
Vanguard Health Care Fund
 Investor Shares                      -11.6%
 Admiral(TM)Shares                    -11.6
Average Health/Biotechnology Fund*    -25.0
S&P Health Sector Index               -18.4
Wilshire 5000 Index                   -21.9
--------------------------------------------
*Derived from data provided by Lipper Inc.

     The Health Care Fund's returns, and those of its comparative standards, are shown in the table above. The per-share components of the fund's total returns are shown on page 4.

Stocks  Spent  Another  Year Stuck in the  Doldrums
As the fiscal year came to a close, there was little positive news to jolt stocks out of the longest bear market since the Great Depression. The U.S. economy was undergoing a tepid, jobless recovery. War rhetoric grew more heated on all sides as United Nations inspectors combed Iraq for weapons, while tensions also rose on the Korean peninsula. And the equity and bond markets were still feeling the effects of bankruptcy filings by once-giant corporations whose shady accounting practices had come to light.
     During the 12 months ended January 31, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -21.9%. Small-capitalization stocks fared only slightly better than large-caps. On average, growth stocks--those with higher-than-average prices relative to earnings, book value, and other measures--plummeted almost twice as far as value stocks. International stocks as a whole held up better than domestic issues, partly because the weaker U.S. dollar bolstered returns from foreign securities for U.S.-based investors.

--------------------------------------------------------------------------------
If you own the fund in a taxable account, you may wish to see page 11 for a report on the fund's after-tax returns.
--------------------------------------------------------------------------------

As the Economy Sputtered Along, Bond Prices Rose and Yields Fell
For calendar 2002, the nation's real (inflation-adjusted) gross domestic product grew 2.4%--weak by historical standards, but an improvement over the 0.3% increase in the previous year. However, growth slowed to a crawl during the fourth quarter, despite a rise in business spending for the first time in more than two years.
     After falling sharply in 2001, short-term interest rates fell again during the fiscal year as the Federal Reserve Board tried to administer another booster shot to the economy. In November, the Fed cut its target for the federal funds rate--the interest rate charged for overnight loans between banks--by 50 basis points (0.50 percentage point) to 1.25%, the lowest level in more than four decades. The yield of the 3-month U.S. Treasury bill fell 58 basis points during the 12 months to 1.17%.

--------------------------------------------------------------------------------
Market Barometer                                   Average Annual Total Returns
                                                 Periods Ended January 31, 2003
                                           -------------------------------------
                                                One         Three          Five
                                               Year         Years         Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -22.6%        -13.7%         -1.2%
Russell 2000 Index (Small-caps)               -21.9          -7.9          -1.6
Wilshire 5000 Index (Entire market)           -21.9         -13.9          -1.5
MSCI All Country World Index Free
 ex USA (International)                       -14.0         -15.9          -3.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     9.5%         10.3%          7.3%
 (Broad taxable market)
Lehman Municipal Bond Index                     7.5           8.8           5.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.8           4.2
================================================================================
CPI
Consumer Price Index                            2.6%          2.5%          2.4%
--------------------------------------------------------------------------------

     For longer-term bonds, rising demand led to higher prices and lower yields. The yield of the 10-year Treasury note fell 107 basis points to 3.96%. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market, provided a total return of 9.5%.

The Fund Provided Excellent Stock Selection and Attention to Risk
During the 12 months ended January 31, Vanguard Health Care Fund could not escape the downward pull of the stock market. Although its -11.6% loss is disappointing, the fund did provide strong performance compared with its benchmarks. In a weak year for health care stocks, particularly for growth-oriented stocks in the biotechnology industries, the fund limited the damage to your capital with excellent stock selection and broad diversification across the health care sector.
The adviser found the most attractive investments among health-services stocks. The fund also

--------------------------------------------------------------------------------
Admiral Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pharmaceutical giants have struggled to develop new treatments as existing blockbusters have lost their patents.
--------------------------------------------------------------------------------
benefited from select opportunities among the generally weak multinational pharmaceutical giants. Although these companies have struggled with a number of challenges--notably a scarcity of new therapies together with patent expirations on existing blockbusters--they continue to harbor pockets of noteworthy value, as suggested by Pfizer's 2002 bid for Pharmacia (both are portfolio holdings). This imminent transaction was an important contributor to the fund's strong relative performance during the year.
     Beyond the big drug companies, your fund continued its long-standing policy of diversifying widely within the health care sector--biotech firms, medical instrument makers, HMOs and hospitals, and even drugstores. The results of this broad diversification are, almost by definition, mixed in any one year, but over time the strategy has served investors well.


Your Fund Has Produced Outstanding Long-Term Results
The table below displays the returns of Vanguard Health Care Fund and its comparative standards for the ten years ended January 31, 2003. Your fund's performance was, in a word, outstanding. While the average peer fund produced an annualized return of 11.5%--very generous relative to the broad stock market--Vanguard Health Care Fund returned 18.9% per year.
     Over the decade, the fund's outperformance--it beat the average peer by more than 7 percentage points each year, on average--translated into a dramatic difference in wealth creation. An investor who, ten years ago, put $25,000 into the average health/biotechnology fund would have seen it increase to $74,227. The same hypothetical investment in Vanguard Health Care Fund would have grown to $141,533, almost twice as much.
     Most of this enormous difference is attributable to superior investment management by our portfolio manager, Edward P. Owens. A secondary, but nonetheless important, contributor was your fund's low operating costs. We ensure that you receive your maximum share of the rewards of good management by keeping your costs as low as reasonably possible. During fiscal 2003, the Health Care Fund's Investor Shares had an expense ratio--annual operating costs as a percentage of average net assets--of 0.29%, or $2.90 per $1,000

--------------------------------------------------------------------------------
Total Returns                                                   Ten Years Ended
                                                               January 31, 2003
                                               --------------------------------
                                                Average          Final Value of
                                                 Annual               a $25,000
                                                 Return      Initial Investment
--------------------------------------------------------------------------------
Health Care Fund
 Investor Shares                                  18.9%                $141,533
Average Health/
 Biotechnology Fund                               11.5                   74,227
S&P Health Sector Index                           14.8                   98,962
Wilshire 5000 Index                                8.3                   55,647
--------------------------------------------------------------------------------
invested (the figure for Admiral Shares was 0.22%). This was far below the 1.84%, or $18.40 per $1,000, charged by the average peer fund.


Make Realistic Expectations Part of Your Plan
Clearly, despite the fund's decline during the past two years, over a decade it has produced exceptional results--so exceptional that they warrant a caution: It would be unrealistic to expect Vanguard Health Care Fund to produce returns during the next decade that compare with those of the last. We expect the fund to continue producing strong returns relative to its peers, but it's hard to imagine that health care stocks as a group will continue to outperform the broad stock market by such a significant margin. Sectors of the stock market move in cycles, with periods of strong performance often followed by periods of weakness. The converse is true as well. Today's laggards may be tomorrow's leaders.
     That's why we advise investors to diversify widely, both within and across asset classes. Develop an investment plan that includes stock, bond, and money market funds in proportions suited to your goals, time horizon, and unique financial circumstances. Over time, this simple approach has proven to be the surest way to achieve the higher returns necessary to help investors meet ambitious financial goals while moderating the risk of catastrophic short-term losses.
     We thank you for entrusting your hard-earned money to us.

Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
February 11, 2003


--------------------------------------------------------------------------------
Your Fund's Performance at a Glance           January 31, 2002-January 31, 2003

                                                        Distributions Per Share
                                                     ---------------------------
                  Starting               Ending            Income       Capital
               Share Price          Share Price         Dividends         Gains
--------------------------------------------------------------------------------
Health Care Fund
 Investor Shares   $115.01               $94.35            $0.955        $6.528
 Admiral Shares      48.52                39.80             0.438         2.755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

Both share classes of Vanguard Health Care Fund declined -11.6% for the fiscal year ended January 31, 2003. Our decline, while painful, was substantially better than the -21.9% decline of the Wilshire 5000 Index, the -18.4% drop in the Standard & Poor's Health Sector Index, and the -25.0% fall in the average health/biotechnology fund.

The Investment Environment
After outperforming in the first two years of the bear market, health care stocks in fiscal 2003 declined in line with the overall market. The most volatile health care subsector, biotech, was the hardest hit, with some companies falling by more than -50%. Health services was easily the best-performing subsector in the first half of the year, but the facilities owners, management companies, medical-service providers, and others in the group weakened substantially in the second half. The pharmaceutical and international areas declined in line with the market, while a few medical-products companies bucked the trend with positive performance. Our Successes Most of our better-than-average performance occurred in the first half of the fiscal year, when we experienced excellent results in the health services category. In addition, Pharmacia, the pharmaceuticals company soon to be acquired by Pfizer, was the largest contributor to performance during the full year. Amgen, Forest Laboratories, and Roche also did well.

Our Shortfalls
Our largest holdings are normally in the big pharmaceutical companies, which make up the core of the health care sector. In this group, declines in Wyeth, Abbott Laboratories, and Schering-Plough were the biggest detractors to fund performance. In retrospect, we moved too early to increase our weighting in Schering-Plough in anticipation of the launch of the drug Zetia; we expect this cholesterol fighter to be a blockbuster.

The Fund's Positioning
The stock prices of health care companies are now more attractive than they have been in five or six years. This does not mean that the current year will necessarily be a good one, but rather that

--------------------------------------------------------------------------------
The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.
--------------------------------------------------------------------------------
the long-term investor can take comfort in the prospect of decent returns over an extended period. We have reacted to the decline in prices by incrementally increasing our exposure to fast-growing biotech companies while continuing to invest with a focus on value, low turnover, diversification, and the long term.

Edward P. Owens, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP
February 18, 2003
Investment Philosophy


--------------------------------------------------------------------------------
Portfolio Changes                             Fiscal Year Ended January 31, 2003

                  Comments
--------------------------------------------------------------------------------
Additions
Schering-Plough   We believe Zetia will be a blockbuster.
--------------------------------------------------------------------------------
Amgen             Has seen good growth in three key franchises.
--------------------------------------------------------------------------------
Cephalon          Has dynamic, entrepreneurial management.
--------------------------------------------------------------------------------
Eli Lilly         Has a renewed product line, post-Prozac.
================================================================================
Reductions
Tenet Healthcare  We eliminated our position, but then purchased shares later in the period.
--------------------------------------------------------------------------------
HCA               Reduced after its price appreciated.
--------------------------------------------------------------------------------
Johnson&Johnson*  Sold after its price appreciated.
--------------------------------------------------------------------------------
*Eliminated from the portfolio.



See page 13 for a complete listing of the fund's holdings.

Fund Profile As of January 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 8.


Health Care Fund
------------------------------------------------
Portfolio Characteristics

                                          Broad
                            Fund         Index*
------------------------------------------------
Number of Stocks             115          5,642
Median Market Cap         $19.3B         $25.9B
Price/Earnings Ratio       22.3x          21.0x
Price/Book Ratio            3.1x           2.4x
Yield                       1.8%
Investor Shares             1.0%
Admiral Shares              1.1%
Return on Equity           22.4%          21.3%
Earnings Growth Rate       16.5%           7.6%
Foreign Holdings           23.1%           0.3%
Turnover Rate                25%            --
Expense Ratio                --
Investor Shares            0.29%
Admiral Shares             0.22%
Cash Investments            9.6%            --
-------------------------------------------------

---------------------------------------------
Ten Largest Holdings (% of total net assets)

Schering-Plough Corp.          5.2%
Pharmacia Corp.                5.2
Pfizer, Inc.                   4.2
Eli Lilly & Co.                4.0
Amgen, Inc.                    3.0
Wyeth                          2.7
Roche Holdings AG              2.7
McKesson Corp.                 2.7
Abbott Laboratories            2.6
Merck & Co., Inc.              2.4
---------------------------------------------
Top Ten                       34.7%
---------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------
Investment Focus
Market Cap - Large
Style - Growth
-------------------


--------------------------------
Volatility Measures
                           Broad
                Fund      Index*
--------------------------------
R-Squared       0.28        1.00
Beta            0.38        1.00
--------------------------------


------------------------------------------------
Sector Diversification (% of common stocks)

Biotech Research & Production              10.4%
Consumer Discretionary                      0.4
Consumer Staples                            2.1
Drugs & Pharmaceuticals                    39.1
Electronics--Medical Systems                0.6
Financial Services                          0.4
Health & Personal Care                      3.1
Health Care Facilities                      4.2
Health Care Management Services             4.0
International                              25.6
Materials & Processing                      1.8
Medical & Dental Instruments & Supplies     6.7
Medical Services                            0.9
Producer Durables                           0.6
Technology                                  0.1
------------------------------------------------

Visit our website at
www.vanguard.com
for regularly updated fund information.

*Wilshire 5000 Index.

Glossary of Investment Terms

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

--------------------------------------------------------------------------------
Performance Summary                                       As of January 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Health Care Fund
--------------------------------------------------------------------------------
Cumulative Performance January 31, 1993-January 31, 2003
[Mountain Chart]

      Health Care Average Health/Biotechnology    S&P Health       Wilshire 5000
            Fund Inv            Fund              Sector Index           Index
199301        25000             25000               25000                25000
199304        24271             22592               23930                25037
199307        24584             23193               21858                25938
199310        28005             25754               23832                27442
199401        30302             28343               25036                28348
199404        27887             25534               23098                26712
199407        28562             24965               24189                27031
199410        32097             28474               27882                28130
199501        33268             29040               30285                28059
199504        35453             30140               32469                30690
199507        39336             33581               36093                34088
199510        42237             36948               40112                35375
199601        48395             43191               46700                38480
199604        51267             44649               45157                40560
199607        49694             39937               45867                39096
199610        52428             44012               51971                43089
199701        58387             48585               59823                47857
199704        59854             45042               61144                47713
199707        70721             53360               72492                57550
199710        70273             56204               71209                56701
199801        74369             56743               82893                59963
199804        84774             62888               92733                68350
199807        87039             59620               98116                67355
199810        92071             59227              100966                65088
199901       102179             66911              112300                76319
199904       103151             63957              109440                80053
199907       104874             66458              104963                79714
199910       105272             67519              112294                81798
200001       112981             86289              109093                87181
200004       127790             93831              111216                89508
200007       144207            108233              119371                88354
200010       161559            122365              130236                88428
200101       161984            112374              127940                84113
200104       158192            103900              121714                76860
200107       164241            103547              123368                75062
200110       159086            100817              120405                65818
200201       160192             98956              121227                71234
200204       164914             92045              114407                69269
200207       146845             76117               99830                58504
200210       144104             75461              100244                56997
200301       141533             74227               98962                55647


                                                   Average Annual Total Returns
                                                  Periods Ended January 31, 2003
                                                -----------------------------------      Final Value
                                                  One          Five           Ten       of a $25,000
                                                 Year         Years         Years         Investment
-----------------------------------------------------------------------------------------------------
Health Care Fund Investor Shares*             -12.47%        13.73%        18.93%           $141,533
Average Health/Biotechnology Fund**           -24.99          5.52         11.50              74,227
S&P Health Sector Index                       -18.37          3.61         14.75              98,962
Wilshire 5000 Index                           -21.88         -1.48          8.33              55,647
-----------------------------------------------------------------------------------------------------
                                                                        Final Value
                                                  One         Since   of a $250,000
                                                 Year     Inception+     Investment
------------------------------------------------------------------------------------------------------
Health Care Fund Admiral Shares*              -12.40%        -9.36%        $221,767
S&P Health Sector Index                       -18.37        -15.93          202,317
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) January 31, 1993-January 31, 2003
[Bar Chart]

Fiscal Year   Total Return      S&P Health Sector Index
   1994          21.2                      0.1
   1995           9.8                       21
   1996          45.5                     54.2
   1997          20.6                     28.1
   1998          27.4                     38.6
   1999          37.4                     35.5
   2000          10.6                     -2.9
   2001          43.4                     17.3
   2002          -1.1                     -5.2
   2003         -11.6                    -18.4
--------------------------------------------------------------------------------


*Reflective of the 1% fee assessed on redemptions of shares held less than five years.
**Derived from data provided by Lipper Inc.
+November 12, 2001.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              Ten Years
                                      One     Five   --------------------------
                 Inception Date      Year    Years   Capital    Income    Total
--------------------------------------------------------------------------------
Health Care Fund
Investor Shares       5/23/1984    -11.36%   14.84%   17.30%     1.37%   18.67%
 Fee-Adjusted Returns*             -12.19    14.84    17.30      1.37    18.67
Admiral Shares       11/12/2001    -11.28    -7.77**     --        --       --
 Fee-Adjusted Returns*             -12.10    -8.49**     --        --       --
--------------------------------------------------------------------------------
 *Reflective of the 1% fee assessed on redemptions of shares held less than five years.
**Returns since inception.

--------------------------------------------------------------------------------
Your Fund's After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns                     Periods Ended January 31, 2003

                                         One Year     Five Years     Ten Years
                                     -------------------------------------------
Health Care Fund Investor Shares*
 Returns Before Taxes                     -12.47%         13.73%        18.93%
 Returns After Taxes on Distributions     -13.71          11.66         16.84
 Returns After Taxes on Distributions
 and Sale of Fund Shares                   -6.39          11.08         15.78
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares held less than five years.

--------------------------------------------------------------------------------
Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

                                                                    Percentage
Trustee                                    For         Withheld            For
--------------------------------------------------------------------------------
John J. Brennan                 12,296,351,711      332,502,054          97.4%
Charles D. Ellis                12,295,511,728      333,342,037           97.4
Rajiv L. Gupta                  12,256,731,760      372,122,005           97.1
JoAnn Heffernan Heisen          12,295,368,986      333,484,779           97.4
Burton G. Malkiel               12,257,857,336      370,996,429           97.1
Alfred M. Rankin, Jr.           12,305,204,159      323,649,605           97.4
J. Lawrence Wilson              12,274,695,724      354,158,041           97.2
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.



* Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

                                                       Broker       Percentage
          For        Against         Abstain        Non-Votes              For
--------------------------------------------------------------------------------
8,407,497,867    650,589,644     319,623,784      423,412,864            85.8%
--------------------------------------------------------------------------------


Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
Financial Statements                                      As of January 31, 2003


Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                       Market
                                                                       Value*
Health Care Fund                                         Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.4%)
--------------------------------------------------------------------------------
UNITED STATES (67.3%)
--------------------------------------------------------------------------------
Biotech Research & Production (9.4%)
*   Amgen, Inc.                                       8,923,828       454,758
*   Genzyme Corp.-
     General Division                                 7,695,540       248,489
*   Genentech, Inc.                                   5,871,600       215,723
*   IDEC Pharmaceuticals Corp.                        3,888,600       124,785
*(1)Quintiles Transnational Corp.                     8,171,800       103,864
*   Cephalon, Inc.                                    2,227,600       103,650
    Baxter International, Inc.                        3,300,000        92,994
*   Gen-Probe Inc.                                      808,400        21,819
*   Human Genome Sciences, Inc.                       2,738,500        19,279
*   Ribapharm Inc.                                    2,243,800        14,360
*   Applera Corp.-
     Celera Genomics Group                            1,152,400        10,694
*   Millennium
     Pharmaceuticals, Inc.                              900,000         6,660
                                                                   ----------
                                                                    1,417,075
                                                                   ----------
Consumer Discretionary (0.4%)
 Kimberly-Clark Corp.                                 1,200,000        55,584
                                                                   ----------
Consumer Staples (1.9%)
 CVS Corp.                                           12,256,300       277,237
 Longs Drug Stores, Inc.                                507,700        10,829
                                                                   ----------
                                                                      288,066
                                                                   ----------
Drugs & Pharmaceuticals (35.3%)
    Schering-Plough Corp.                            43,607,100       789,725
    Pharmacia Corp.                                  18,785,882       784,686
    Pfizer, Inc.                                     21,079,836       639,984
    Eli Lilly & Co.                                  10,075,100       606,924
    Wyeth                                            10,484,900       409,226
    Abbott Laboratories                              10,380,700       395,712
    Merck & Co., Inc.                                 6,490,000       359,481
*   Gilead Sciences, Inc.                             7,549,924       263,492
    Cardinal Health, Inc.                             4,401,608       256,746
*   Forest Laboratories, Inc.                         4,802,000       248,504
    Allergan, Inc.                                    3,044,100       184,686
    AmerisourceBergen Corp.                           1,634,480        95,127
*(1)Perrigo Co.                                       5,322,320        66,902
*   Vertex Pharmaceuticals, Inc.                      3,755,400        51,975
*   Scios, Inc.                                       1,291,750        42,369
    Mylan Laboratories, Inc.                          1,500,000        40,080
*   Watson Pharmaceuticals, Inc.                      1,289,200        39,037
    Bristol-Myers Squibb Co.                          1,075,800        25,378
*   King Pharmaceuticals, Inc.                        1,353,600        19,871
    Alpharma, Inc. Class A                              748,313        12,370
    ICN Pharmaceuticals, Inc.                           871,400         9,725
                                                                   ----------
                                                                    5,342,000
                                                                   ----------
Electronics--Medical Systems (0.6%)
*(1)Haemonetics Corp.                                 1,983,900        43,170
    Medtronic, Inc.                                     700,000        31,444
    Datascope Corp.                                     342,100         7,803
                                                                   ----------
                                                                       82,417
                                                                   ----------

--------------------------------------------------------------------------------
                                                                       Market
                                                                       Value*
Health Care Fund                                         Shares         (000)
--------------------------------------------------------------------------------
Financial Services (0.4%)
CIGNA Corp.                                           1,250,000        54,587
NDCHealth Corp.                                         181,800         3,952
                                                                   ----------
                                                                       58,539
                                                                   ----------
Health & Personal Care (2.8%)
 McKesson Corp.                                      14,250,550       405,143
*IDX Systems Corp.                                    1,059,200        16,238
                                                                   ----------
                                                                      421,381
                                                                   ----------
Health Care Facilities (3.8%)
  HCA Inc.                                            6,667,620       284,974
* Quest Diagnostics, Inc.                             2,050,000       110,249
* Laboratory Corp. of
   America Holdings                                   2,967,360        79,377
* Tenet Healthcare Corp.                              2,404,300        43,253
* HealthSouth Corp.                                  10,900,000        41,747
* LifePoint Hospitals, Inc.                             460,715        11,840
                                                                   ----------
                                                                      571,440
                                                                   ----------
Health Care Management Services (3.6%)
    Aetna Inc.                                        3,950,200       171,794
    IMS Health, Inc.                                  8,447,400       142,339
*(1)Humana Inc.                                       9,995,000        99,350
*(1)Cerner Corp.                                      1,880,100        69,317
*   Health Net Inc.                                     900,000        24,246
*   Universal Health Services
     Class B                                            300,000        13,974
*   Pediatrix Medical Group, Inc.                       348,100        12,793
*   American Medical Security
     Group, Inc.                                        578,000         7,999
*   Cobalt Corp.                                        578,000         7,335
                                                                   ----------
                                                                      549,147
                                                                   ----------
Materials & Processing (1.6%)
(1)Sigma-Aldrich Corp.                                4,250,000       190,698
   Monsanto Co.                                       3,335,465        58,871
                                                                   ----------
                                                                      249,569
                                                                   ----------
Medical & Dental Instruments & Supplies (6.1%)
   Becton, Dickinson & Co.                            8,551,800       280,499
*  St. Jude Medical, Inc.                             3,700,000       161,209
(1)Bausch & Lomb, Inc.                                3,550,000       118,037
   Beckman Coulter, Inc.                              2,776,600        89,434
   Biomet, Inc.                                       2,751,925        76,892
*  Guidant Corp.                                      1,600,000        53,792
   DENTSPLY International Inc.                        1,442,700        48,446
(1)Owens & Minor, Inc.
    Holding Co.                                       2,312,100        37,340
*  STERIS Corp.                                         850,000        19,933
*  Ventana Medical Systems, Inc.                        614,400        13,222
*  Advanced Medical Optics                              676,466         8,442
*  Viasys Healthcare Inc.                               482,130         7,208
*(1)E-Z-EM, Inc.                                        523,602         4,241
                                                                   ----------
                                                                      918,695
                                                                   ----------
Medical Services (0.8%)
*(1)Coventry Health Care Inc.                         3,585,000        99,484
*(1)PAREXEL International Corp.                       1,570,200        20,821
                                                                   ----------
                                                                      120,305
                                                                   ----------
Producer Durables (0.6%)
*Thermo Electron Corp.                                3,000,000        54,510
 Pall Corp.                                           2,154,600        33,418
                                                                   ----------
                                                                       87,928
                                                                   ----------
Technology
* Varian, Inc.                                          253,000         7,375
                                                                   ----------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                10,169,521
--------------------------------------------------------------------------------
INTERNATIONAL (23.1%)
--------------------------------------------------------------------------------
Belgium (0.4%)
UCB SA                                                1,833,593        54,385
                                                                   ----------
Canada (0.1%)
* Axcan Pharma Inc.                                   1,356,900        14,946
                                                                   ----------
Denmark (0.2%)
Novo Nordisk A/S B Shares                               700,000        19,146
Novozymes A/S                                           400,000         7,419
                                                                   ----------
                                                                       26,565
                                                                   ----------
France (2.7%)
Aventis SA                                            4,975,168       252,510
Aventis SA ADR                                        2,064,015       105,781
Sanofi-Synthelabo SA                                  1,048,201        54,742
                                                                   ----------
                                                                      413,033
                                                                   ----------
Germany (1.3%)
Bayer AG                                              7,043,031       123,917
Bayer AG ADR                                          1,921,500        34,126
Schering AG                                             640,410        25,560
Fresenius Medical Care
 Pfd. ADR                                               645,400         7,177
                                                                   ----------
                                                                      190,780
                                                                   ----------
Japan (6.0%)
Fujisawa Pharmaceutical
 Co., Ltd.                                           12,951,000       271,027
Eisai Co., Ltd.                                       7,606,000       151,562
Banyu Pharmaceutical Co.                              7,415,000        86,181
Yamanouchi Pharmaceuticals
 Co., Ltd.                                            3,080,000        80,120
Chugai Pharmaceutical Co., Ltd.                       8,634,500        79,837
Shionogi & Co., Ltd.                                  6,131,000        76,318
Takeda Chemical Industries Ltd.                       1,500,000        57,029
Tanabe Seiyaku Co., Ltd.                              5,600,000        45,056
Daiichi Pharmaceutical Co., Ltd.                      1,900,000        25,552
Sankyo Co., Ltd.                                      1,450,000        19,790
Ono Pharmaceutical Co., Ltd.                            400,000        12,706
                                                                   ----------
                                                                      905,178
                                                                   ----------

--------------------------------------------------------------------------------
                                                                       Market
                                                                       Value*
Health Care Fund                                         Shares         (000)
--------------------------------------------------------------------------------
Netherlands (0.4%)
Akzo Nobel NV                                         2,500,000        65,616
                                                                   ----------
Sweden (0.5%)
Gambro AB A Shares                                    7,531,120        41,535
(1) Gambro AB B Shares                                7,314,580        39,746
                                                                   ----------
                                                                       81,281
                                                                   ----------
Switzerland (5.5%)
  Roche Holdings AG                                   5,923,977       406,532
  Novartis AG (Registered)                            7,669,880       280,418
* Alcon, Inc.                                         1,659,600        63,729
  Serono SA Class B                                     121,049        59,304
  Syngenta AG                                           234,247        14,131
  Syngenta AG ADR                                       752,843         9,222
                                                                   ----------
                                                                      833,336
                                                                   ----------
United Kingdom (6.0%)
  AstraZeneca Group PLC                               8,131,500       274,668
  AstraZeneca Group PLC ADR                           7,581,772       260,358
  GlaxoSmithKline PLC ADR                             6,068,881       235,230
  Amersham PLC                                       13,565,820       104,802
  SSL International PLC                               6,400,000        23,775
* Shire Pharmaceuticals
   Group PLC                                          2,500,000        13,489
                                                                   ----------
                                                                      912,322
                                                                   ----------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                 3,497,442
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $11,850,106)                             13,666,963
--------------------------------------------------------------------------------
                                                           Face
                                                         Amount
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.2%)
--------------------------------------------------------------------------------
U.S. Government and Agency Obligations (5.0%)
Federal Home Loan Bank
 1.29%, 2/14/2003                                      $ 75,000        74,972
Federal Home Loan Mortgage Corp.
 1.29%, 2/11/2003                                        21,300        21,294
 1.27%, 2/12/2003                                        82,300        82,275
 1.24%, 3/4/2003                                        100,000        99,893
Federal National Mortgage Assn.
 1.23%, 2/18/2003                                        41,743        41,697
 1.27%, 2/3/2003                                         35,000        34,998
 1.28%-1.34%, 2/14/2003                                 280,564       280,460
 1.28%, 2/25/2003                                        50,000        49,964
 1.28%, 2/26/2003                                        23,000        22,982
 1.23%, 3/7/2003                                         50,000        49,942
                                                                   ----------
                                                                      758,477
                                                                   ----------
Commercial Paper (2.4%)
General Electric Capital Corp.
 1.26%, 3/12/2003                                       275,000       274,655
 1.34%, 2/18/2003                                       100,000        99,949
                                                                   ----------
                                                                      374,604
                                                                   ----------

Repurchase Agreements (3.8%)

ABN AMRO, Inc.
 1.34%, 2/3/2003
 (Dated 1/31/2003,
 Repurchase Value $158,917,000,
 collateralized by U.S. Treasury
 Bills, 1.60-1.70%,
 4/24/2003-5/1/2003)                                    158,900       158,900
Goldman Sachs & Co.
 1.34%, 2/3/2003
 (Dated 1/31/2003,
 Repurchase Value $173,819,000,
 collateralized by Federal National
 Mortgage Assn. 7.00%, 1/1/2022;
 Federal Home Loan Mortgage Corp.,
 4.50-8.00%, 11/1/2010-
 11/1/2032)                                             173,800       173,800
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.33%, 2/3/2003--Note G                                238,569       238,569
                                                                   ----------
                                                                      571,269
                                                                   ----------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,704,157)                  1,704,350
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%) (Cost $13,554,263)                      15,371,313
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-1.6%)                            (244,939)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                 $15,126,374
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing securities.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $892,970,000.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Assets
 Investments in Securities, at Value                              $15,371,313
 Receivables for Capital Shares Sold                                    7,807
 Other Assets--Note C                                                  22,448
  Total Assets                                                     15,401,568
Liabilities
 Security Lending Collateral Payable
  to Brokers--Note G                                                  238,569
 Other Liabilities                                                     36,625
  Total Liabilities                                                   275,194
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                 $15,126,374
================================================================================

--------------------------------------------------------------------------------
                                                                       Amount
Health Care Fund                                                        (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                   $13,313,946
Overdistributed Net Investment Income                                 (13,960)
Accumulated Net Realized Gains                                          9,239
Unrealized Appreciation
 Investment Securities                                              1,817,050
 Foreign Currencies                                                        99
--------------------------------------------------------------------------------
NET ASSETS                                                        $15,126,374
--------------------------------------------------------------------------------
Investor Shares--Net Assets
Applicable to 143,156,223 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                        $13,506,099
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                       $94.35
================================================================================

Admiral Shares--Net Assets
Applicable to 40,705,376 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                         $1,620,275
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                        $39.80
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                             Health Care Fund
                                                  Year Ended January 31, 2003
                                                                        (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends*+                                                        $ 165,418
 Interest                                                              22,001
 Security Lending                                                       1,459
--------------------------------------------------------------------------------
  Total Income                                                        188,878
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B                                       9,585
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                     31,310
   Admiral Shares                                                       2,203
  Marketing and Distribution
   Investor Shares                                                      1,878
   Admiral Shares                                                         155
 Custodian Fees                                                         1,373
 Auditing Fees                                                             13
 Shareholders' Reports and Proxies
  Investor Shares                                                         445
  Admiral Shares                                                          162
 Trustees' Fees and Expenses                                               22
--------------------------------------------------------------------------------
  Total Expenses                                                       47,146
--------------------------------------------------------------------------------
  Expenses Paid Indirectly--Note D                                     (1,673)
--------------------------------------------------------------------------------
  Net Expenses                                                         45,473
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 143,405
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities SoldY                                          982,125
 Foreign Currencies                                                       628
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                              982,753
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                             (3,243,206)
 Foreign Currencies                                                       268
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                   (3,242,938)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $(2,116,780)
================================================================================
*Dividends are net of foreign withholding taxes of $7,818,000.
+Dividend income and realized net gain (loss) from affiliated companies were $12,108,000 and $(11,910,000), respectively.

Statement of Changes in Net Assets

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                          Health Care Fund
                                                 -------------------------------
                                                        Year Ended January 31,
                                                 -------------------------------
                                                          2003            2002
                                                         (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                               $ 143,405       $ 142,942
 Realized Net Gain (Loss)                              982,753         714,662
 Change in Unrealized Appreciation (Depreciation)   (3,242,938)     (1,074,946)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                         (2,116,780)       (217,342)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                                     (128,208)       (138,966)
  Admiral Shares                                       (16,453)        (10,721)
Realized Capital Gain*
  Investor Shares                                     (876,717)       (741,844)
  Admiral Shares                                      (103,443)        (46,678)
--------------------------------------------------------------------------------
  Total Distributions                               (1,124,821)       (938,209)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
 Investor Shares                                       421,156        (181,612)
 Admiral Shares                                        335,369       1,706,176
--------------------------------------------------------------------------------
  Net Increase (Decrease)from Capital
  Share Transactions                                   756,525       1,524,564
--------------------------------------------------------------------------------
 Total Increase (Decrease)                          (2,485,076)        369,013
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                                17,611,450      17,242,437
--------------------------------------------------------------------------------
 End of Period                                     $15,126,374     $17,611,450
================================================================================
*Includes short-term gain distributions totaling $618,000 and $130,142,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Health Care Fund Investor Shares
---------------------------------------------------------------------------------------------------
Year Ended January 31,

For a Share Outstanding Throughout Each Period         2003      2002       2001     2000     1999
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $115.01   $123.04    $ 98.83   $97.32   $74.02
---------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                 .947      .980       1.16      .92      .86
 Net Realized and Unrealized Gain (Loss)
 on Investments*                                    (14.124)   (2.516)     40.05     8.70    26.36
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                  (13.177)   (1.536)     41.21     9.62    27.22
---------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                 (.955)   (1.030)     (1.07)    (.97)    (.84)
 Distributions from Realized Capital Gains           (6.528)   (5.464)    (15.93)   (7.14)   (3.08)
---------------------------------------------------------------------------------------------------
  Total Distributions                                (7.483)   (6.494)    (17.00)   (8.11)   (3.92)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $ 94.35   $115.01    $123.04   $98.83   $97.32
===================================================================================================
Total Return**                                      -11.65%    -1.11%     43.37%   10.57%   37.39%
===================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)               $13,506   $15,981    $17,242  $10,726   $9,884
 Ratio of Total Expenses to Average Net Assets        0.29%     0.31%      0.34%    0.41%    0.36%
 Ratio of Net Investment Income to Average Net Assets 0.86%     0.84%      1.03%    0.92%    1.13%
 Portfolio Turnover Rate                                25%       13%        21%      27%      11%
---------------------------------------------------------------------------------------------------
*Includes increases from redemption fees of $.04, $.03, $.01, $.03, and $0.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares  purchased prior to April 19, 1999).

Health Care Fund Admiral Shares
--------------------------------------------------------------------------------
                                                          Year         Nov. 12,
                                                         Ended         2001* to
                                                      Jan. 31,         Jan. 31,
For a Share Outstanding Throughout Each Period            2003             2002
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $48.52           $50.00
Investment Operations
 Net Investment Income                                    .436             .066
 Net Realized and Unrealized Gain(Loss)on Investments** (5.963)            .542
--------------------------------------------------------------------------------
  Total from Investment Operations                      (5.527)            .608
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                    (.438)           (.390)
 Distributions from Realized Capital Gains              (2.755)          (1.698)
--------------------------------------------------------------------------------
  Total Distributions                                   (3.193)          (2.088)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $39.80           $48.52
--------------------------------------------------------------------------------
Total Return+                                          -11.58%            1.23%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                   $1,620           $1,631
 Ratio of Total Expenses to Average Net Assets           0.22%           0.23%++
 Ratio of Net Investment Income to Average Net Assets    0.93%           0.50%++
 Portfolio Turnover Rate                                   25%             13%
================================================================================
*Inception.
**Includes increases from redemption fees of $.02 and $.01.
+Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
++Annualized.

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2003, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2003, the fund had contributed capital of $2,925,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.92% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended January 31, 2003, these arrangements reduced the fund's expenses by $1,673,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
Differences   may  be  permanent  or  temporary.

Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     During the year ended January 31, 2003, the fund realized net foreign currency gains of $628,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $9,102,000 from undistributed net investment income, and $60,070,000 from accumulated net realized gains, to paid-in capital.
     For tax purposes, at January 31, 2003, the fund had $3,521,000 of ordinary income and $16,285,000 of long-term capital gains available for distribution.
     At January 31, 2003, net unrealized appreciation of investment securities for tax purposes was $1,810,072,000, consisting of unrealized gains of $3,075,820,000 on securities that had risen in value since their purchase and $1,265,748,000 in unrealized losses on securities that had fallen in value since their purchase.
     The fund had net unrealized foreign currency gains of $99,000 resulting from the translation of other assets and liabilities at January 31, 2003.

F. During the year ended January 31, 2003, the fund purchased $3,765,244,000 of investment securities and sold $3,728,951,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at January 31, 2003, was $233,831,000, for which the fund held cash collateral of $238,569,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                         Year Ended January 31,
                          ------------------------------------------------------
                                      2003                        2002
                          ---------------------------   ------------------------
                            Amount         Shares         Amount         Shares
                             (000)          (000)          (000)          (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                $ 1,629,094         14,967    $ 2,209,879         18,569
 Issued in Lieu of Cash
  Distributions            959,018          9,823        839,983          7,423
 Redeemed*              (2,166,956)       (20,587)    (3,231,474)       (27,177)
  Net Increase (Decrease)--
  Investor Shares          421,156          4,203       (181,612)        (1,185)
Admiral Shares
 Issued                    454,490          9,715      1,672,978         32,914
 Issued in Lieu of Cash
  Distributions            107,102          2,604         51,584          1,067
 Redeemed*                (226,223)        (5,222)       (18,386)          (372)
  Net Increase (Decrease)--
  Admiral Shares           335,369          7,097      1,706,176         33,609
--------------------------------------------------------------------------------
*Net of redemption fees of $5,809,000 and $3,883,000, respectively (fund totals).

Report of Independent Accountants

To the Shareholders and Trustees of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets (and the statement of assets and liabilities) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (the "Fund") at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

February 27, 2003

--------------------------------------------------------------------------------
Special 2002 Tax Information
  (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $1,039,613,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 76.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C)2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q520 032003

VANGUARD(R) DIVIDEND GROWTH FUND
ANNUAL REPORT
[GRAPHIC]
January 31, 2003



[THE VANGUARD GROUP LOGO]

EARNING YOUR TRUST EVERY DAY

     The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan                                      [PICTURE JOHN J. BRENNAN]
Chairman and Chief Executive Officer                    /S/ JOHN J. BRENNAN


================================================================================

SUMMARY

* The shareholders of Vanguard Utilities Income Fund approved proposals in December to change the fund's investment objective and eliminate its concentration in utility stocks. The fund was renamed Vanguard Dividend Growth Fund.
* The fund has been repositioned over the past several months to reflect its new objective and strategy; it now holds much smaller stakes in telecommunications, gas, and electric companies. Contents

CONTENTS

1    Letter from the Chairman
6    Report from the Adviser
8    Fund Profile
9    Glossary of Investment Terms
10   Performance Summary
12   Your Fund's After-Tax Returns
13   Results of Proxy Voting
14   Financial Statements

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the 12 months ended January 31, 2003, Vanguard(R) Dividend Growth Fund recorded a disappointing return of -23.2%. However, it is important to note that virtually all of the fund's 12-month record was related to an investment objective and strategy that the fund no longer follows. As you probably know, shareholders in early December approved changes that shifted the Utilities Income Fund's emphasis away from utility stocks and changed the fund's name to the Dividend Growth Fund. This report examines the fund's results over the past year and decade and also provides insight into how the fund has changed and its positioning for the future.
--------------------------------------------------------------------------------
2003 TOTAL RETURNS                                             Fiscal Year Ended
                                                                      January 31
--------------------------------------------------------------------------------
VANGUARD DIVIDEND GROWTH FUND                                             -23.2%
Average Large-Cap Core Fund*                                              -24.3
Average Utility Fund*                                                     -21.7
Russell 1000 Index                                                        -22.6
Wilshire 5000 Index                                                       -21.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return and those of its new comparative standards are shown in the table above. The table also presents the return of the average utility fund--our fund's relevant peer group for most of the fiscal year. A breakdown of the per-share components of the fund's total return appears on page 5.
     Please note that as part of its shift to a new objective, the fund's distribution schedule has changed from quarterly to semiannually. The final quarterly distribution was made in December. As of January 31, the fund's yield was 1.9%.

STOCKS SPENT ANOTHER YEAR STUCK IN THE DOLDRUMS
As the fiscal year came to a close, there was little positive news to jolt stocks out of the longest bear market since the Great Depression. The U.S. economy was undergoing a tepid, jobless recovery. War rhetoric grew more heated as United Nations inspectors combed Iraq for weapons, while tensions also rose on the Korean peninsula. And the equity and bond markets were still feeling the effects of bankruptcy filings by once-giant corporations whose shady accounting practices had come to light.
     During the 12 months ended January 31, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -21.9%. The downdraft was broad-based. Within the large- capitalization Russell 1000 Index, all but one sector recorded double-digit declines during the 12 months.
--------------------------------------------------------------------------------
If you own the fund in a taxable account, you may wish to see page 12 for a report on the fund's after-tax returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET BAROMETER                                    Average Annual Total Returns
                                                  Periods Ended January 31, 2003
                                                 -------------------------------
                                                 One         Three          Five
                                                Year         Years         Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -22.6%        -13.7%         -1.2%
Russell 2000 Index (Small-caps)               -21.9          -7.9          -1.6
Wilshire 5000 Index (Entire market)           -21.9         -13.9          -1.5
MSCI All Country World Index Free
  ex USA (International)                      -14.0         -15.9          -3.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     9.5%         10.3%          7.3%
 (Broad taxable market)
Lehman Municipal Bond Index                     7.5           8.8           5.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.8           4.2
================================================================================
CPI
Consumer Price Index                            2.6%          2.5%          2.4%
--------------------------------------------------------------------------------

(The sole exception, consumer staples, fell a "mere" -9%.) Small-cap stocks fared only slightly better than large-caps. On average, growth stocks-- those with higher-than-average prices relative to earnings, book value, and other measures--plummeted almost twice as far as value stocks. International stocks as a whole held up better than domestic issues, partly because the weaker U.S. dollar bolstered returns from foreign securities for U.S.-based investors. There were some success stories, even in absolute terms. A few industries--notably those related to hard assets such as real estate and gold--had modest to stellar gains.

As the  Economy  Sputtered  Along,  Bond Prices Rose and Yields Fell
For calendar 2002, the nation's real (inflation-adjusted) gross domestic product grew 2.4%--weak for a recovery by historical standards, but an improvement over the anemic 0.3% increase in the previous year. However, growth slowed to a crawl during the fourth quarter, despite a rise in business spending for the first time in more than two years.
     Corporate earnings were higher in 2002 than in the year before, but still not at the levels reached in 2000. With the threat of war and uncertainty about the economy still looming, businesses were slow to hire. The unemployment rate hit an eight-year high of 6% in December before taking a slight turn for the better the following month.
     After falling sharply in 2001, short-term interest rates fell again during the fiscal year as the Federal Reserve Board tried to administer another booster shot to the economy. In November, the Fed cut its target for the federal funds rate--the interest rate charged for overnight loans between banks--by 50 basis points (0.50 percentage point) to 1.25%, the lowest level in more than four decades. The yield of the 3-month U.S. Treasury bill fell 58 basis points during the 12 months to 1.17%.
--------------------------------------------------------------------------------
The economy's recovery during 2002 was weak by historical standards. Growth slowed during the fourth quarter, despite a rise in business spending.
--------------------------------------------------------------------------------
2

     For longer-term bonds, rising demand led to higher prices and lower yields. The yield of the 10-year Treasury note fell 107 basis points to 3.96%. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market, provided a total return of 9.5%.
--------------------------------------------------------------------------------
TOTAL RETURNS                                                    Ten Years Ended
                                                                January 31, 2003
                                            ------------------------------------
                                            Average               Final Value of
                                             Annual                    a $10,000
                                             Return           Initial Investment
--------------------------------------------------------------------------------
Dividend Growth Fund                            4.3%                    $15,251
Average Large-Cap Core Fund                     7.1                      19,813
Average Utility Fund                            4.3                      15,173
Russell 1000 Index                              8.8                      23,308
Wilshire 5000 Index                             8.3                      22,259
--------------------------------------------------------------------------------
THE FUND'S MAKEUP CHANGED DRAMATICALLY
As noted earlier, shareholders in December 2002 overwhelmingly approved significant changes to the fund's investment objective and strategy. (For details on the proxy results, see page 13.) As a result of the changes, the fund has expanded its focus beyond utility stocks, although it continues to emphasize companies that pay attractive dividends. Though almost all stocks did poorly during fiscal 2003, the fund's result for the year reflects the terrible performance of utility-related stocks, particularly those in the telecommunications and energy industries. Several of the fund's largest holdings suffered mightily. Electric utility Pinnacle West Capital--the fund's third-biggest holding when the fiscal year began--declined -18%, while telecommunications heavyweight BellSouth--the fifth-largest holding when the year began--plummeted -41%.
     The repositioning of the fund under its new investment objective and strategy dramatically changed the fund's makeup. The fund's weighting in electric utilities fell from more than 60% on January 31, 2002, to about 4% at the fiscal year-end; its telecommunications weighting, which stood at about 16% when the fiscal year began, was about 3% at year-end. As the new fiscal year began on February 1, 2003, the fund's biggest commitments were to financial services companies (about 23% of equity assets) and health care firms (18%).
     Among the fund's ten-largest holdings at the start of the new fiscal year were health care giants Pfizer, Baxter International, Schering-Plough, and Wyeth, and large financial institutions Citigroup, Merrill Lynch, and American Express.
     The Report from the Adviser that begins on page 6 provides details about our investment adviser's approach, and the Fund Profile that follows it tells you more about the fund's new makeup.

A LONG-TERM PERSPECTIVE
The table above displays the fund's ten-year average annual return, which reflects--almost entirely--its record as a utilities fund. The table also presents

--------------------------------------------------------------------------------
The fund's shareholders can expect two things: skilled investment management and low costs.
--------------------------------------------------------------------------------
the returns of the broad U.S. stock market and of the fund's new comparative measures, against which the fund will be judged in the future. (It also presents the return of the average utility fund, our fund's peer group during the past decade.)
     Though no one can predict returns--let alone the effectiveness of a particular type of investing--we are confident that Vanguard Dividend Growth Fund shareholders can expect two things: skilled investment management and low costs. This combination should aid the fund in its attempt to outperform its mutual fund peers. Our low costs are an especially powerful ally because they ensure that more of the fund's gross returns make their way into our shareholders' accounts. During fiscal 2003, the fund had an expense ratio--annual operating costs as a percentage of average net assets--of 0.34%, or $3.40 per $1,000 invested. That rate, which we don't expect to change significantly, was far below the 1.41%, or $14.10 per $1,000, charged by the average large-cap core fund.

MAKE REALISTIC EXPECTATIONS PART OF YOUR PLAN
One of the simple truths about investing is that the financial markets are cyclical. Neither the good times nor the bad times last forever.
     At Vanguard, we believe that investors should diversify widely, both within and across asset classes, as a means of cushioning their assets against the bad times. In particular, we encourage our shareholders to develop investment plans that include stock, bond, and money market funds in proportions suited to their goals, time horizons, and unique financial circumstances. Over time, such plans have proven to be the surest way to help investors achieve the higher returns necessary to reach ambitious financial goals while moderating the risk of catastrophic short-term losses.
     We thank you for entrusting your hard-earned money to us.


Sincerely,
/S/John. J Brennan
John J. Brennan
Chairman and Chief Executive Officer

February 11, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            January 31, 2002-January 31, 2003

                                                        Distributions Per Share
                                               ---------------------------------
                                Starting         Ending       Income     Capital
                             Share Price    Share Price    Dividends       Gains
--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND              $11.47          $8.48       $0.380      $0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER
The focus of Vanguard Dividend Growth Fund is ownership of a diversified portfolio of high-quality, financially strong companies whose strategies enable continued growth in earnings and dividends. A majority of the fund's assets are invested in companies with long histories of annual increases in the dividends they pay to shareholders. Among these companies are Abbott Laboratories, Automatic Data Processing, Emerson Electric, and Gannett. Approximately 25% of the fund is committed to companies that, while they have long histories of paying dividends, have not increased their dividends recently because of the poor economic environment. We believe that dividends paid by these companies (examples include Caterpillar, International Paper, and Weyerhaeuser) will increase when the business environment improves. Up to 10% of the fund may be held in companies that do not currently pay a dividend but have the financial wherewithal and, we believe, the management willingness to commit to a dividend program.
     We rely heavily on our own stock-by-stock research in evaluating companies and managements across a broad range of industries. On average, the companies in our portfolio are relatively large, with an average market capitalization of about $20 billion. They have moderate dividend yields, lower-than-average corporate debt, and favorable or improving profitability. Valuation is a secondary factor, but it is important to our overall stock-selection approach. As a group, the stocks in the portfolio sell for roughly 13 times our estimates for 2003 earnings. We generally intend to remain invested in the stocks we buy for several years. As a result, we expect a moderate level of portfolio turnover, probably less than 50% a year. (The fund's turnover rate for the fiscal year was more than 100%--a level that resulted from the repositioning of the fund.)
     Regarding the current outlook, investor confidence remains relatively weak as investors consider the economic impact of a pause in spending by consumers and corp orations as they await the resolution of the Iraq situation. Also, a decline in guidance by companies about their outlooks and in earnings visibility has weakened confidence. In general, stocks of dividend-paying companies fared relatively well during the fiscal year, as investors sought safety and stability. In addition, President George Bush's proposed tax legislation, which would eliminate taxes on many dividend payments received by corporate shareholders, helped to boost dividend-paying stocks.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that the fund can provide current income and long-term growth of capital and income by investing in a diversified portfolio of stocks that have excellent prospects for maintaining dividend payments and increasing earnings and dividends over time.
--------------------------------------------------------------------------------
6

     The fund is positioned for an eventual economic recovery, with significant holdings in the energy, basic materials, and industrials sectors. Our commitment to financial services stocks reflects an anticipated recovery in the capital markets and continued strength in the insurance industry. Finally, our health care holdings, which have very attractive valuations, anticipate the introduction of improved products.


Minerva Butler, Vice President
Wellington Management Company, LLP
February 13, 2003

FUND PROFILE As of January 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       Comparative        Broad
                                      Fund                  Index*      Index**
--------------------------------------------------------------------------------

Number of Stocks                        92                     990        5,642
Median Market Cap                   $19.8B                  $33.6B       $25.9B
Price/Earnings Ratio                 17.6x                   19.9x        21.0x
Price/Book Ratio                      2.4x                    2.5x         2.4x
Yield                                 1.9%                    1.9%         1.8%
Return on Equity                     22.7%                   22.5%        21.3%
Earnings Growth Rate                  4.7%                    7.5%         7.6%
Foreign Holdings                      5.8%                    0.0%         0.3%
Turnover Rate                         104%                      --           --
Expense Ratio                        0.34%                      --           --
Cash Investments                      2.4%                      --           --
--------------------------------------------------------------------------------

----------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Pfizer, Inc.                           2.4%
 (pharmaceuticals)
Baxter International, Inc.             2.2
 (health products and services)
Schering-Plough Corp.                  2.1
 (pharmaceuticals)
Citigroup, Inc.                        2.0
 (banking)
Altria Group, Inc.                     1.9
 (food, beverage, and tobacco)
Wyeth                                  1.6
 (pharmaceuticals)
Merrill Lynch & Co., Inc.              1.6
 (financial services)
Guidant Corp.                          1.5
 (medical)
American Express Co.                   1.5
 (financial services)
Safeway, Inc.                          1.5
 (drug and grocery stores)
---------------------------------------------
Top Ten                               18.3%
---------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                              Comparative                 Broad
                                Fund               Index*    Fund       Index**
--------------------------------------------------------------------------------
R-Squared                       0.33                 1.00    0.29          1.00
Beta                            0.51                 1.00    0.47          1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                              Comparative                Broad
                                Fund               Index*               Index**

Auto & Transportation            1.7%                 2.2%                  2.6%
Consumer Discretionary          12.3                 13.1                  14.8
Consumer Staples                 6.2                  8.0                   7.4
Financial Services              22.5                 23.2                  22.6
Health Care                     17.9                 15.6                  14.4
Integrated Oils                  5.9                  4.5                   3.7
Other Energy                     1.8                  1.5                   2.2
Materials & Processing           5.5                  3.4                   3.7
Producer Durables                8.0                  3.5                   3.9
Technology                       7.8                 13.2                  13.0
Utilities                        8.2                  7.6                   7.0
Other                            2.2                  4.2                   4.7
--------------------------------------------------------------------------------

-------------------
INVESTMENT FOCUS
Market Cap - Large
Style      - Blend
-------------------

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

*Russell 1000 Index.
**Wilshire 5000 Index.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is an indicator of volatility.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATe. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY As of January 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Dividend Growth Fund


DIVIDEND GROWTH FUND

-------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE January 31, 1993-January 31, 2003
[MOUNTAIN CHART]
           Dividend    Average Large-Cap   Dividend Growth   Russell 1000  Wilshire
           Growth       Core Fund          Composite Index   Index         5000 Index
-------------------------------------------------------------------------------------
 01/1993    10000         10000               10000           10000         10000
 04/1993    10671         10073               10606           10063         10015
 07/1993    11310         10323               11265           10374         10375
 10/1993    11695         10902               11728           10884         10977
 01/1994    11308         11319               11293           11264         11339
 04/1994    10604         10672               10556           10624         10685
 07/1994    10577         10789               10651           10820         10812
 10/1994    10429         11104               10422           11222         11252
 01/1995    10803         10985               11071           11255         11224
 04/1995    11286         11964               11450           12334         12276
 07/1995    11952         13125               12146           13649         13635
 10/1995    12969         13580               13288           14253         14150
 01/1996    13986         14717               14420           15604         15392
 04/1996    13571         15261               13735           16191         16224
 07/1996    13502         14912               13583           15798         15638
 10/1996    14243         16476               14263           17520         17236
 01/1997    14757         18206               15074           19606         19143
 04/1997    14389         18374               14863           19812         19085
 07/1997    15702         21836               16093           23750         23020
 10/1997    16148         21113               16600           23098         22680
 01/1998    18176         22357               19048           24772         23985
 04/1998    19300         25336               20112           28163         27340
 07/1998    19100         25369               20202           28229         26942
 10/1998    20603         24480               22091           27651         26035
 01/1999    21797         28798               23580           32347         30528
 04/1999    22208         29964               23954           33881         32021
 07/1999    22440         30047               24521           33774         31885
 10/1999    22199         30874               24137           34725         32719
 01/2000    22404         32470               24348           36220         34872
 04/2000    22720         34252               25476           38100         35803
 07/2000    22090         33936               25858           37429         35342
 10/2000    24565         33872               31356           37872         35371
 01/2001    23991         31661               30098           35970         33645
 04/2001    25016         29642               31683           32895         30744
 07/2001    21845         28764               27884           31928         30025
 10/2001    20073         25238               24045           28010         26327
 01/2002    19863         26187               22240           30101         28494
 04/2002    20674         25513               22168           28954         27707
 07/2002    16988         21809               16672           24614         23401
 10/2002    16237         21137               15729           23920         22799
 01/2003    15251         19813               15102           23308         22259
-------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Average Annual Total Returns
                              Periods Ended January 31, 2003
                             -------------------------------        Final Value
                                     One       Five        Ten     of a $10,000
                                    Year      Years      Years       Investment
--------------------------------------------------------------------------------
Dividend Growth Fund*             -23.22%     -3.45%      4.31%         $15,251
Average Large-Cap Core Fund**     -24.34      -2.39       7.08           19,813
Dividend Growth Composite IndexY  -32.10      -4.54       4.21           15,102
Russell 1000 Index                -22.57      -1.21       8.83           23,308
Wilshire 5000 Index               -21.88      -1.48       8.33           22,259
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1993-January 31, 2003
[BAR CHART]
 Fiscal Year   Total Return    Russell 1000 Index
     1994          13.1%            12.6%
     1995          -4.5             -0.1
     1996          29.5             38.6
     1997           5.5             25.6
     1998          23.2             26.3
     1999          19.9             30.6
     2000           2.8             12.0
     2001           7.1             -0.7
     2002         -17.2            -16.3
     2003         -23.2            -22.6
--------------------------------------------------------------------------------

*Prior to December 6, 2002, the fund was known as the Utilities Income Fund. **Derived from data provided by Lipper Inc.
YPrior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index thereafter.

Note: See Financial Highlights table on page 19 for dividend and capital gains information.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


                                                              Ten Years
                                       One     Five ----------------------------
                    Inception Date    Year    Years   Capital   Income     Total
--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND     5/15/1992  -23.16%   -2.77%    0.66%    4.24%     4.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      Periods Ended January 31, 2003
                                              One Year   Five Years   Ten Years
                                             -----------------------------------
DIVIDEND GROWTH FUND
 Returns Before Taxes                           -23.22%       -3.45%       4.31%
 Returns After Taxes on Distributions           -24.33        -5.64        1.95
 Returns After Taxes on Distributions
  and Sale of Fund Shares                       -14.15        -2.97        2.78
--------------------------------------------------------------------------------

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

 -----------------------------------------------------------------------------
                                                                   PERCENTAGE
 TRUSTEE                               FOR             WITHHELD           FOR
 -----------------------------------------------------------------------------

 John J. Brennan            12,296,351,711          332,502,054          97.4%
 Charles D. Ellis           12,295,511,728          333,342,037          97.4
 Rajiv L. Gupta             12,256,731,760          372,122,005          97.1
 JoAnn Heffernan Heisen     12,295,368,986          333,484,779          97.4
 Burton G. Malkiel          12,257,857,336          370,996,429          97.1
 Alfred M. Rankin, Jr.      12,305,204,159          323,649,605          97.4
 J. Lawrence Wilson         12,274,695,724          354,158,041          97.2
 -----------------------------------------------------------------------------
 *Results are for all funds within the same trust.

* CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

 ------------------------------------------------------------------------------
                                                     Broker          Percentage
          For         Against        Abstain      Non-Votes                 For
 ------------------------------------------------------------------------------
  338,772,642      20,898,862     10,684,287     16,904,600               87.5%
 ------------------------------------------------------------------------------


* CHANGE THE FUND'S INVESTMENT OBJECTIVE. The fund's new investment objective is to provide above-average income and, secondarily, to provide long-term growth of capital and income. This change makes the fund's investment objective compatible with investments in stocks across a diverse group of industries.
 ------------------------------------------------------------------------------
                                                     Broker          Percentage
          For         Against        Abstain      Non-Votes                 For
 ------------------------------------------------------------------------------
  338,663,033      23,415,121      8,277,637     16,904,600               87.5%
 ------------------------------------------------------------------------------


* CHANGE THE FUND'S CONCENTRATION IN UTILITIES STOCKS. Change the fund's concentration in utilities stocks. This change means the fund will concentrate no more than 25% of its assets in any single industry. Broadening the fund's focus beyond utility companies allows the adviser to invest across a diversified spectrum of companies whose stocks will typically offer reasonable dividend income and prospects for attractive earnings and dividend growth. The increase in the fund's industry diversification should also lower the fund's risk.

 ------------------------------------------------------------------------------
                                                     Broker          Percentage
          For         Against        Abstain      Non-Votes                 For
 ------------------------------------------------------------------------------
  338,935,646      23,475,456      7,944,689     16,904,600               87.5%
 ------------------------------------------------------------------------------
================================================================================

Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                      As of January 31, 2003

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
DIVIDEND GROWTH FUND                                 Shares                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
--------------------------------------------------------------------------------
AUTO & Transportation (1.6%)
 FedEx Corp.                                        113,700               5,981
 CSX Corp.                                          107,200               3,005
                                                                      ----------
                                                                          8,986
                                                                      ----------
CONSUMER DISCRETIONARY (12.0%)
  Kimberly-Clark Corp.                              156,300               7,240
  Gannett Co., Inc.                                  78,900               5,733
  Home Depot, Inc.                                  266,300               5,566
  TJX Cos., Inc.                                    291,000               5,343
  McDonald's Corp.                                  372,800               5,309
* Accenture Ltd.                                    304,700               5,043
  Mattel, Inc.                                      219,600               4,392
  Gillette Co.                                      140,700               4,207
  The Walt Disney Co.                               240,100               4,202
  Marriott International, Inc.
      Class A                                       128,300               4,003
* AOL Time Warner Inc.                              311,400               3,631
  Knight Ridder                                      47,800               3,237
  Avon Products, Inc.                                57,600               2,880
  Omnicom Group Inc.                                 44,000               2,653
  Newell Rubbermaid, Inc.                            93,200               2,596
                                                                      ----------
                                                                         66,035
                                                                      ----------
CONSUMER STAPLES (6.0%)
  Altria Group, Inc.                                282,000              10,679
* Safeway, Inc.                                     352,900               8,364
  General Mills, Inc.                               133,800               6,012

  Sara Lee Corp.                                    254,800               5,081
  Procter & Gamble Co.                               35,200               3,012
                                                                      ----------
                                                                         33,148
                                                                      ----------
FINANCIAL SERVICES (21.9%)
  Citigroup, Inc.                                   313,300              10,771
  Merrill Lynch & Co., Inc.                         246,900               8,646
  American Express Co.                              235,700               8,374
  Fannie Mae                                        127,700               8,262
  Ace, Ltd.                                         240,400               7,080
  Automatic Data Processing, Inc.                   203,500               7,055
  The Hartford Financial
    Services Group Inc.                             149,200               6,219
  Wachovia Corp.                                    169,300               6,090
  Kimco Realty Corp. REIT                           188,200               5,909
  H & R Block, Inc.                                 151,500               5,740
  XL Capital Ltd. Class A                            71,500               5,367
  Marsh & McLennan Cos., Inc.                       124,400               5,303
  Golden West Financial Corp.                        65,200               4,794
  FleetBoston Financial Corp.                       169,900               4,436
  Bank One Corp.                                    115,100               4,202
  MBIA, Inc.                                        100,100               4,102
  The Goldman Sachs Group, Inc.                      56,600               3,854
  Mellon Financial Corp.                            151,400               3,463
  Rouse Co. REIT                                     98,800               3,135
  St. Paul Cos., Inc.                                82,800               2,703
  Franklin Resources Corp.                           79,800               2,661
  American International Group, Inc.                 47,100               2,549
                                                                      ----------
                                                                        120,715
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                     Shares                (000)
--------------------------------------------------------------------------------
HEALTH CARE (17.5%)
  Pfizer, Inc.                                      428,900              13,021
  Baxter International, Inc.                        437,900              12,340
  Schering-Plough Corp.                             638,600              11,565
  Wyeth                                             230,400               8,992
* Guidant Corp.                                     250,500               8,422
  Becton, Dickinson & Co.                           246,600               8,088
  C.R. Bard, Inc.                                   132,100               7,487
  Aventis SA ADR                                    141,100               7,231
  Abbott Laboratories                               181,800               6,930
  Eli Lilly & Co.                                   107,300               6,464
  AstraZeneca Group PLC ADR                         156,900               5,388
                                                                      ----------
                                                                         95,928
                                                                      ----------
INTEGRATED OILS (5.8%)
  ExxonMobil Corp.                                  244,500               8,350
  ConocoPhillips                                    152,300               7,339
  ChevronTexaco Corp.                               110,000               7,084
  TotalFinaElf SA ADR                                67,200               4,564
  Royal Dutch Petroleum Co. ADR                     103,000               4,315
                                                                      ----------
                                                                         31,652
                                                                      ----------
OTHER ENERGY (1.8%)
  EnCana Corp.                                      158,339               4,973
  Schlumberger Ltd.                                 129,000               4,863
                                                                      ----------
                                                                          9,836
                                                                      ----------
MATERIALS & Processing (5.4%)
  Weyerhaeuser Co.                                  170,200               8,178
  Alcoa Inc.                                        324,700               6,419
  International Paper Co.                           155,100               5,537
  E.I. du Pont de Nemours & Co.                     134,300               5,086
  Dow Chemical Co.                                  147,500               4,286
                                                                      ----------
                                                                         29,506
                                                                      ----------
PRODUCER DURABLES (7.8%)
  Pitney Bowes, Inc.                                214,000               6,964
  Cooper Industries, Inc. Class A                   193,900               6,870
  The Boeing Co.                                    173,400               5,478
  Caterpillar, Inc.                                 124,300               5,467
  Emerson Electric Co.                              112,700               5,289
  Parker Hannifin Corp.                             129,700               5,228
  Dover Corp.                                       194,000               5,077
  Illinois Tool Works, Inc.                          44,000               2,676
                                                                      ----------
                                                                         43,049
                                                                      ----------
TECHNOLOGY (7.6%)
  Hewlett-Packard Co.                               440,600               7,671
* Apple Computer, Inc.                              487,500               7,000
* EMC Corp.                                         884,900               6,814
  International Business Machines Corp.              86,800               6,790
  Intel Corp.                                       427,400               6,693
  Motorola, Inc.                                    554,700               4,426
* Dell Computer Corp.                               102,300               2,441
                                                                      ----------
                                                                         41,835
                                                                      ----------
UTILITIES (8.0%)
  Verizon Communications                            218,000               8,345
  Exelon Corp.                                      142,200               7,242
  AT&T Corp.                                        323,500               6,302
  Pinnacle West Capital Corp.                       187,500               5,841
  SBC Communications Inc.                           219,200               5,357
  FPL Group, Inc.                                    74,200               4,333
  BellSouth Corp.                                   163,900               3,734
  Cinergy Corp.                                      91,000               2,885
                                                                      ----------
                                                                         44,039
                                                                      ----------
OTHER (2.2%)
  Honeywell International Inc.                      294,300               7,193
  General Electric Co.                              221,100               5,116
                                                                      ----------
                                                                         12,309
                                                                      ----------
TOTAL COMMON STOCKS
 Cost $563,669)                                                         537,038
--------------------------------------------------------------------------------
                                                       Face
                                                     Amount
                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.33%, 2/3/2003
 (Cost $12,307)                                     $12,307              12,307
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
 (Cost $575,976)                                                        549,345
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      7,384
Liabilities                                                              (6,762)
                                                                      ----------
                                                                            622
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 64,852,328 outstanding $.001
 par value shares of beneficial interest
 unlimited authorization)                                              $549,967
================================================================================
NET ASSET VALUE PER SHARE                                                 $8.48
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
DIVIDEND GROWTH FUND                                 Shares                (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                    $787,656              $12.14
Undistributed Net
 Investment Income                                      515                 .01
Accumulated Net Realized Losses                    (211,573)              (3.26)
Unrealized Depreciation                             (26,631)               (.41)
--------------------------------------------------------------------------------
NET ASSETS                                         $549,967              $ 8.48
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            DIVIDEND GROWTH FUND
                                                     Year Ended January 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                             $ 23,549
 Interest                                                                   391
 Security Lending                                                            59
--------------------------------------------------------------------------------
  Total Income                                                           23,999
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                           361
 The Vanguard Group--Note C
  Management and Administrative                                           1,571
  Marketing and Distribution                                                 80
Custodian Fees                                                                9
Auditing Fees                                                                13
Shareholders' Reports and Proxies                                            63
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
  Total Expenses                                                          2,098
  Expenses Paid Indirectly--Note D                                          (33)
--------------------------------------------------------------------------------
  Net Expenses                                                            2,065
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    21,934
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                 (117,818)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                               (63,615)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(159,499)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                            DIVIDEND GROWTH FUND
                                                   -----------------------------
                                                          Year Ended January 31,
                                                   -----------------------------
                                                                 2003       2002
                                                                (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                      $ 21,934   $ 22,506
 Realized Net Gain (Loss)                                   (117,818)   (93,439)
 Change in Unrealized Appreciation (Depreciation)             63,615)   (76,524)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                          (159,499)  (147,457)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                       (22,823)   (22,165)
 Realized Capital Gain                                            --    (24,496)
--------------------------------------------------------------------------------
  Total Distributions                                        (22,823)   (46,661)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                      177,229    100,154
 Issued in Lieu of Cash Distributions                         18,658     39,598
 Redeemed                                                   (144,994)  (152,083)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions     50,893    (12,331)
--------------------------------------------------------------------------------
 Total Increase (Decrease)                                  (131,429)  (206,449)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                         681,396    887,845
--------------------------------------------------------------------------------
End of Period                                               $549,967   $681,396
================================================================================

1Shares Issued (Redeemed)
 Issued                                                       18,208      7,738
 Issued in Lieu of Cash Distributions                          1,868      3,080
 Redeemed                                                    (14,652)   (11,737)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding                5,424       (919)
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per- share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

DIVIDEND GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended January 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2003     2002     2001     2000      1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.47   $14.71   $14.93   $16.27    $14.97
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .37      .37      .42      .49       .55
 Net Realized and Unrealized Gain (Loss) on Investments                  (2.98)   (2.83)     .62     (.12)     2.35
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                       (2.61)   (2.46)    1.04      .37      2.90
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                     (.38)    (.37)    (.53)    (.51)     (.59)
 Distributions from Realized Capital Gains                                  --     (.41)    (.73)   (1.20)    (1.01)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     (.38)    (.78)   (1.26)   (1.71)    (1.60)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 8.48   $11.47   $14.71   $14.93    $16.27
====================================================================================================================
TOTAL RETURN                                                            -23.22%  -17.21%    7.08%    2.79%    19.92%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                     $550     $681     $888     $854      $952
 Ratio of Total Expenses to Average Net Assets                           0.34%    0.37%    0.37%    0.40%     0.38%
 Ratio of Net Investment Income to Average Net Assets                    3.57%    2.85%    2.76%    3.13%     3.51%
 Portfolio Turnover Rate                                                 104%*      27%      48%      47%       55%
====================================================================================================================
*Includes activity related to a change in the fund's investment objective.

NOTES TO FINANCIAL STATEMENTS

Vanguard Dividend Growth Fund (formerly Vanguard Utilities Income Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2003, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2003, the fund had contributed capital of $105,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.10% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $31,000 and

$2,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     For tax purposes, at January 31, 2003, the fund had $1,239,000 of ordinary income available for distribution. The fund had available realized losses of $211,257,000 to offset future net capital gains of $70,259,000 through January 31, 2010, $65,485,000 through January 31, 2011, and $75,513,000 through January
31, 2012.
     At January 31, 2003, net unrealized depreciation of investment securities for tax purposes was $26,631,000, consisting of unrealized gains of $15,401,000 on securities that had risen in value since their purchase and $42,032,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2003, the fund purchased $694,111,000 of investment securities and sold $619,173,000 of investment securities other than temporary cash investments.

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund, formerly Vanguard Utilities Income Fund, (the "Fund") at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

--------------------------------------------------------------------------------
March 4, 2003
SPECIAL 2002 TAX INFORMATION

(unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 95.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

VANGUARD, THE VANGUARD GROUP, VANGUARD.COM, ADMIRAL, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                               [THE VANGUARD GROUP(R) SHIP LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q570 032003

                                   VANGUARD(R) PRECIOUS METALS FUND

ANNUAL REPORT

JANUARY 31, 2003

[GRAPHIC APPEARS HERE]

[THE VANGUARD GROUP(R) LOGO]

EARNING YOUR TRUST EVERY DAY

     The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[PHOTO OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN

--------------------------------------------------------------------------------
SUMMARY

* During the 12 months ended January 31, 2003, Vanguard Precious Metals Fund returned 26.5%. Our result--obviously stellar in absolute terms--was far behind the average result of competing funds.

* A surge in the price of gold and some mining company mergers helped to boost stock prices in the sector.

* Effective June 28, 2002, Vanguard temporarily closed the Precious Metals Fund to new accounts and additional investments by current shareholders.

CONTENTS

   1 Letter from the Chairman
   6 Report from the Adviser
   8 Fund Profile
   9 Glossary of Investment Terms
  10 Performance Summary
  11 Your Fund's After-Tax Returns
  12 Results of Proxy Voting
  13 Financial Statements
  22 Advantages of Vanguard.com

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

The price of gold jumped 30% during the 12 months ended January 31, 2003, as the global bear market in most stocks reached nearly three years in length and the prospect of war in Iraq loomed steadily larger. The stock prices of gold-mining companies also rose, resulting primarily from the increase in the value of the metal and several industry mergers. In this salubrious environment, Vanguard(R) Precious Metals Fund returned 26.5%.

---------------------------------------------------
2003 TOTAL RETURNS                FISCAL YEAR ENDED
                                         JANUARY 31
---------------------------------------------------
VANGUARD PRECIOUS METALS FUND                 26.5%
Average Gold-Oriented Fund*                   48.2
Salomon Smith Barney World Gold Index         28.1
Wilshire 5000 Index                          -21.9
---------------------------------------------------
*Derived from data provided by Lipper Inc.

     Our result--obviously outstanding on an absolute basis--was subpar in relation to the performance of the fund's average peer, but in line with the result for its unmanaged benchmark. As shown in the table above, the unmanaged Salomon Smith Barney World Equity Gold Index returned a hair more than the Precious Metals Fund, while the average gold-oriented fund gained nearly twice as much. That said, the fund's total return (capital change plus reinvested dividends) outpaced that of the overall stock market, as measured by the Wilshire 5000 Total Market Index, by an amazing 48.4 percentage points.
     As you may know, the board of trustees of the Precious Metals Fund temporarily closed the fund to new investments--from both prospective and existing shareholders--effective June 28, 2002. The closure, which followed a sharp increase in cash flows during the first five months of 2002, is intended to protect the interests of long-term shareholders. The board reserved the right to reopen the fund at some future date.
     Details on the fund's fiscal 2003 performance, including its net asset value at the beginning and end of the 12 months and its per-share distributions during the period, can be found in the table on page 5. If you own the Precious Metals Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 11.

MOST STOCKS SPENT ANOTHER YEAR STUCK IN THE DOLDRUMS
As the fiscal year came to a close, there was little positive news to jolt stocks out of the longest bear market since the Great Depression. The U.S. economy was undergoing a tepid, jobless recovery. War rhetoric grew more heated on all sides as United Nations inspectors combed Iraq for weapons, while tensions also rose

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2003
                                                --------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -22.6%        -13.7%         -1.2%
Russell 2000 Index (Small-caps)               -21.9          -7.9          -1.6
Wilshire 5000 Index (Entire market)           -21.9         -13.9          -1.5
MSCI All Country World Index Free
  ex USA (International)                      -14.0         -15.9          -3.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index
  (Broad taxable market)                        9.5%         10.3%          7.3%
Lehman Municipal Bond Index                     7.5           8.8           5.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.8           4.2
================================================================================
CPI
Consumer Price Index                            2.6%          2.5%          2.4%
--------------------------------------------------------------------------------

on the Korean peninsula. And the equity and bond markets were still feeling the effects of bankruptcy filings by once-giant corporations whose shady accounting practices had come to light.
     During the 12 months ended January 31, the broad U.S. stock market, as measured by the Wilshire 5000 Index, returned -21.9%. The downdraft was broad-based. Within the large-capitalization Russell 1000 Index, all but one sector recorded double-digit declines during the 12 months. (The sole exception, consumer staples, fell -9%.) Small-cap stocks fared only slightly better than large-caps. On average, growth stocks--those with higher-than-average prices relative to earnings, book value, and other measures--plummeted almost twice as far as value stocks. International stocks as a whole held up better than domestic issues, partly because a decline in the value of the U.S. dollar bolstered returns from foreign securities for U.S. investors.
     There were some success stories, even in absolute terms. Industries related to hard assets, such as real estate and gold, had modest to stellar gains. The decline in the value of the dollar versus other currencies may have encouraged some investors to shift money into those sectors.

AS THE ECONOMY SPUTTERED ALONG, BOND PRICES ROSE AND YIELDS FELL
For calendar 2002, the nation's real (inflation-adjusted) gross domestic product grew 2.4%--weak by historical standards, but an improvement over the 0.3% increase in the previous year. However, growth slowed during the fourth quarter, despite the first rise in business spending in more than two years.
     Corporate earnings were higher in 2002 than in the year before, but still not back up to the levels reached in 2000. With the threat of war and uncertainty about the economy still looming, businesses were slow to hire. The unemployment rate hit an eight-year high of 6% in December before taking a slight turn for the better the following month.
     After falling sharply in 2001, short-term interest rates fell again during the fiscal year as the Federal Reserve Board tried to administer another booster shot to the economy. In November, the Fed cut its target for the federal funds rate--the interest rate charged for overnight loans between banks--by 50 basis points (0.50 percentage point) to 1.25%, the lowest level in more than four decades. The yield of the 3-month U.S. Treasury bill fell 58 basis points during the 12 months to 1.17%.
     For longer-term bonds, rising demand led to higher prices and lower yields. The yield of the 10-year Treasury note fell 107 basis points to 3.96%. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market, provided a total return of 9.5%.

IN FISCAL 2003, YOUR FUND RECORDED ANOTHER STELLAR GAIN
The 26.5% total return of Vanguard Precious Metals Fund during the 12 months ended January 31 reflected a 20.8% increase in our share price and an income return of 5.7% from stock dividends. It was the third time in four fiscal years that the fund delivered a terrific gain. (The fund returned 17.5% in fiscal 2000, 0.7% in fiscal 2001, and 30.1% in fiscal 2002.) We thank all of our clients for their confidence--particularly longtime shareholders in the fund who endured the many lean years that preceded this bountiful stretch.
     As noted, our result lagged far behind that of the average return of gold-oriented mutual funds (+48.2%). We trailed our average competitor because our investment adviser, M&G Investment Management, generally avoided investing in aggressive, smaller mining companies that did not hedge their exposure to the spot price of gold. (Companies that hedge generally sell the rights to their output in advance, locking in prices and making their revenues somewhat more predictable than those of firms that do not hedge.) M&G found stock prices in that segment of the market to be excessively speculative.

                                                       -------------------------
                                                             THE FUND EMPHASIZES
                                                                  COMPANIES WITH
                                                              ATTRACTIVE RESERVE
                                                             POSITIONS AND SOUND
                                                       OPERATIONS. OVER THE LONG
                                                          TERM, OUR STRATEGY HAS
                                                             PROVED TO BE SOUND.
                                                       -------------------------

     As you know, the fund emphasizes companies with attractive reserve positions and sound operations. The adviser considers, among other things, the ability of a company to mine ore in a cost-effective way, to find and establish new reserves, and to increase production relative to competitors. This strategy may cause us to underperform competing funds during bull markets in gold, such as the past year, as run-ups in the price of gold tend to sharply increase profits for otherwise marginal mining companies, giving their stocks a big boost. Over the long term, however, our strategy has proven to be very sound.
     Prices for gold and platinum surged during our fiscal year. After declining 25% in fiscal 2002, the price of platinum leapt nearly 50% to about $673 per ounce, according to data from Bloomberg. The price of gold, which had risen about 6% during the previous fiscal year, surged 30% to about $368 per ounce, a level that had not been seen in several years. Companies that mine those metals generally saw their stock prices climb smartly.
     The long-running consolidation of the gold-mining industry also benefited the Precious Metals Fund. Several companies in the portfolio were involved in mergers or acquisitions during the period.
     For further details on the precious-metals market and your fund's performance, see the Report from the Adviser on page 6.

THE FUND'S LONG-TERM RECORD IS LOOKING UP
One year ago, our customary review of the long-term record of Vanguard Precious Metals Fund revealed some dismal figures. The fund had recorded an average annual return of just 2.1% during the preceding decade--much better than the -1.7% average annual decline of the average gold-oriented fund but not even close to the 12.2% average annual gain of the broad U.S. stock market (and a meager return in any event). Today, with the addition of your fund's results for fiscal 2003, the past is looking better.
     The table below presents the latest ten-year returns of the Precious Metals Fund, its average peer, the Salomon Smith Barney World Gold Index, and the all-market Wilshire 5000 Index. It also shows the results of hypothetical $10,000 investments made a decade ago in the fund and its comparative standards. As you can see, your fund's average annual return jumped to 7.0%. Although our performance trailed the results of both the gold index and the overall stock market, it was substantially better than the 4.0% average annual return of our peer group. The improvement in our long-term record owed both to our strong absolute return in fiscal 2003 and to the fact that the fund's -20.6% decline in fiscal 1993 dropped out of the ten-year calculations. To state the obvious, even "long-term" equity returns--especially those from a narrow market segment, such as precious-metals mining--can be quite volatile.

-----------------------------------------------------------------------
TOTAL RETURNS                                           TEN YEARS ENDED
                                                       JANUARY 31, 2003
                                      ---------------------------------
                                      AVERAGE            FINAL VALUE OF
                                       ANNUAL                 A $10,000
                                       RETURN        INITIAL INVESTMENT
-----------------------------------------------------------------------
Precious Metals Fund                     7.0%                   $19,667
Average Gold-Oriented Fund               4.0                     14,831
Salomon Smith Barney
  World Gold Index                       7.8                     21,130
Wilshire 5000 Index                      8.3                     22,259
-----------------------------------------------------------------------

     We expect the fund to outpace its average competitor over the long haul. In this regard, we benefit from the skill of our investment adviser. M&G has managed the fund since the fund's inception in 1984, and it has steered the fund to a better return than the average gold-oriented fund in 12 of its 18 full fiscal years. The fund gets a leg up on the competition by minimizing its operating and transaction costs. During fiscal 2003, the Precious Metals Fund had an expense ratio (operating expenses as a percentage of average net assets) of 0.60% (or $6.00 per $1,000 in assets). Our average competitor charged more than three times as much--1.93% (or $19.30 per $1,000 in assets). Because expenses reduce the returns available to shareholders, they matter a great deal.

DON'T CHANGE FOR CHANGE'S SAKE
During difficult times in the stock market, you may feel an urge to make abrupt changes in your portfolio's holdings. Such emotionally driven responses are rarely productive. Rather, we recommend that you stick with a balanced, long-term plan that provides a mix of stocks, bonds, and short-term investments appropriate for your specific situation and goals. Vanguard Precious Metals Fund can play a role in a balanced portfolio, but the extraordinary volatility of the market segment in which we invest means that the role should be limited.

Sincerely,



/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

February 19, 2003



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            JANUARY 31, 2002-JANUARY 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                 STARTING        ENDING       INCOME     CAPITAL
                              SHARE PRICE   SHARE PRICE    DIVIDENDS       GAINS
--------------------------------------------------------------------------------
PRECIOUS METALS FUND                $9.31        $11.25        $0.49       $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard Precious Metals Fund returned 26.5% during the 12 months ended January 31, 2003. It is disappointing to report that the fund lagged both the Salomon Smith Barney World Gold Index (+28.1%) and the average mutual fund peer (+48.2%). Nonetheless, our result represented a solid performance against what proved to be extremely weak equity markets globally.

GLOBAL WORRIES PRODUCED A GOOD ENVIRONMENT FOR GOLD
The price of gold rose about 30% during the 12 months, reaching a six-year high. Investors' interest in gold as an alternative asset class was driven by continued equity market weakness, corporate accounting scandals, a weakening U.S. dollar, and the increasing threat of terrorism and war. Gold stocks followed the price of gold higher, but the trend masked a significant disparity in valuations. In our opinion, an unsustainable bubble is developing in the more speculative and illiquid end of the market, in which the fund remains underweighted compared with our index benchmark.
     Industry consolidation continued apace during the fiscal year. A three-way merger of Newmont Mining, Franco-Nevada, and Normandy Mining in March was followed by Placer Dome's takeover of AurionGold in November. All of these companies were significant holdings in the portfolio.

OUR FOCUS ON QUALITY COMPANIES CRIMPED RELATIVE PERFORMANCE
The fund benefited from our positive view on the direction of gold prices and our consequent decision to raise the fund's exposure to gold stocks during 2001. Our underperformance against competing funds during the past 12 months was due largely to our low exposure to mid-capitalization, unhedged gold miners, along with our relatively low weighting in the more speculative end of the market, a stance we have maintained for years. (Having witnessed the destruction of value in the precious-metals market in the 1990s, we are always mindful of fundamental valuations.) Our relative result during fiscal 2003 was also hurt by our substantial stakes in major mining companies with quality assets (such as Placer
Dome) and in hedged majors (such as Barrick Gold and Lihir Gold).
     The price of platinum rose even more than that of gold during the 12 months, continuing a long-term trend. Toward the end of the fiscal year, the price of platinum stood at a 25-year high. Despite this strength, our holdings of

----------------------------------
INVESTMENT PHILOSOPHY

THE FUND REFLECTS THE BELIEF
THAT INVESTORS WHO SEEK TO
EMPHASIZE PRECIOUS-METALS
STOCKS AS PART OF A LONG-TERM,
BALANCED INVESTMENT PROGRAM
ARE BEST SERVED BY HOLDING A
LOW-COST PORTFOLIO OF CAREFULLY
SELECTED SECURITIES IN THE SECTOR.
----------------------------------

South African platinum stocks, such as Impala Platinum and Anglo American Platinum, came under considerable pressure during the period as a result of concerns about the possible redistribution of assets to black empowerment groups. Nevertheless, we believe that the supply-and-demand dynamics remain extremely favorable for the price of platinum, and that platinum stocks offer compelling value relative to gold stocks, particularly considering the platinum industry's high profit margins and strong growth potential. We note that, over the longer term, our exposure to platinum producers has contributed positively to the fund's performance.

SEVERAL NEW STOCKS JOINED THE PORTFOLIO
The Precious Metals Fund's purchases during the past 12 months included gold stocks such as AngloGold, Ashanti Goldfields, and new holdings Harmony Gold Mining and Compania de Minas Buenaventura. Elsewhere, we increased our holdings in Rio Tinto, a diversified miner; Inco, a Canadian nickel and platinum mining company; and Lonmin, a platinum miner. We also added Norilsk Nickel, a Russian producer of platinum-group metals (called PGM), nickel, and gold. We do not see Norilsk becoming a large holding in the portfolio, but we believe that it is attractively valued, given the quality of its assets.
     In terms of sales, we took advantage of price increases, but it appears we exited too soon from some speculative, illiquid stocks such as Royal Gold, Geomaque Explorations, Crown Resources, and Star Mining. We also reduced our holdings in Aber Diamond, a mining company that had a strong run of outperformance, and we sold our position in Freeport-McMoRan, the copper and gold miner.

OUR APPROACH WILL REMAIN CONSISTENT
We continue to believe that the outlook for the gold market is favorable, especially against the difficult geopolitical backdrop. We also remain extremely upbeat about the supply-and-demand scenario for PGM prices. We will continue to focus on fundamental valuations, and we will not pay excessive prices for small, speculative companies. Although this approach is sometimes detrimental to the fund during rising markets, it has served us well over the medium to long term. Our long-standing strategy has led us to hold a large proportion of the portfolio in more defensive blue chip stocks with quality assets, well-established business models, and strong management.

Graham E. French, Portfolio Manager
M&G Investment Management Ltd.

January 31, 2003

Fund Profile As of January 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 9.

PRECIOUS METALS FUND
-------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                         WILSHIRE
                                 FUND        5000
-------------------------------------------------
Number of Stocks                   22       5,642
Median Market Cap               $4.7B      $25.9B
Price/Earnings Ratio            21.6x       21.0x
Price/Book Ratio                 1.8x        2.4x
Return on Equity                 3.0%       21.3%
Earnings Growth Rate            15.2%        7.6%
Foreign Holdings                87.1%        0.3%
Turnover Rate                     43%          --
Expense Ratio                   0.60%          --
-------------------------------------------------

-------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Barrick Gold Corp.                          12.2%
Placer Dome Inc.                            10.0
Impala Platinum Holdings Ltd. ADR           10.0
Lihir Gold Ltd.                              8.6
AngloGold Ltd. ADR                           7.6
Compania de Minas Buenaventura SAA ADR       6.6
Ashanti Goldfields Co., Ltd. GDR             5.7
Anglo American Platinum Corp. ADR            5.4
Harmony Gold Mining Co. Ltd. ADR             5.0
Inco Ltd.                                    5.0
-------------------------------------------------
Top Ten                                     76.1%
-------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------------------------
VOLATILITY MEASURES

                                         WILSHIRE
                                 FUND        5000
-------------------------------------------------
R-Squared                        0.11        1.00
Beta                             0.50        1.00
-------------------------------------------------

-------------------------------------------------
COUNTRY DIVERSIFICATION (% of total net assets)

Australia                                   24.9%
Canada                                      24.8
South Africa                                18.0
United States                               12.7
Peru                                         6.6
Ghana                                        5.7
United Kingdom                               3.9
Russia                                       1.7
-------------------------------------------------
Subtotal                                    98.3%
-------------------------------------------------
Bullion                                      0.3%
Cash Investments                             1.4
-------------------------------------------------
Total                                      100.0%
-------------------------------------------------

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation exists between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

[MOUNTAIN CHART APPEARS HERE]
PRECIOUS METALS FUND
----------------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE January 31, 1993-January 31, 2003

QUARTER   PRECIOUS METALS FUND   AVERAGE GOLD-ORIENTED FUND   SALOMON S. BARNEY WORLD GOLD INDEX   WILSHIRE 5000 INDEX
----------------------------------------------------------------------------------------------------------------------
 199301                 $10000                       $10000                                $10000               $10000
 199304                  14033                        13666                                 15533                10015
 199307                  18230                        17674                                 21524                10375
 199310                  16447                        16385                                 20500                10977
 199401                  18924                        18003                                 22154                11339
 199404                  17512                        16130                                 19759                10685
 199407                  18197                        16320                                 20488                10812
 199410                  19876                        17550                                 22631                11252
 199501                  15292                        13646                                 17474                11224
 199504                  16992                        15703                                 19371                12276
 199507                  17935                        16683                                 19568                13635
 199510                  16249                        15180                                 18517                14150
 199601                  20374                        18873                                 23541                15392
 199604                  20360                        20506                                 23820                16224
 199607                  17992                        18454                                 20930                15638
 199610                  18123                        18466                                 21225                17236
 199701                  16197                        16236                                 20031                19143
 199704                  15233                        14931                                 19027                19085
 199707                  14373                        13723                                 18559                23020
 199710                  12388                        12340                                 15709                22680
 199801                  11363                        10344                                 13774                23985
 199804                  12753                        11888                                 15968                27340
 199807                   9486                         8630                                 11123                26942
 199810                  10756                         9666                                 12390                26035
 199901                  10106                         8576                                 11096                30528
 199904                  11775                         9830                                 13714                32021
 199907                  11132                         8239                                 12459                31885
 199910                  12051                         9506                                 13972                32719
 200001                  11874                         8186                                 12672                34872
 200004                   9656                         7594                                 11265                35803
 200007                  10402                         7407                                 11298                35342
 200010                  10371                         6864                                 10891                35371
 200101                  11953                         7550                                 12741                33645
 200104                  12656                         8604                                 14017                30744
 200107                  12366                         8369                                 13289                30025
 200110                  13415                         8943                                 14098                26327
 200201                  15545                        10011                                 16489                28494
 200204                  18717                        13515                                 20781                27707
 200207                  15572                        11392                                 16838                23401
 200210                  16750                        12303                                 17805                22799
 200301                  19667                        14831                                 21130                22259
----------------------------------------------------------------------------------------------------------------------

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2003
                                                  ------------------------------   FINAL VALUE
                                                   ONE          FIVE         TEN  OF A $10,000
                                                  YEAR         YEARS       YEARS    INVESTMENT
----------------------------------------------------------------------------------------------
Precious Metals Fund*                           26.51%        11.60%       7.00%       $19,667
Average Gold-Oriented Fund**                    48.15          7.47        4.02         14,831
Salomon Smith Barney World Gold Index+          28.15          8.94        7.77         21,130
Wilshire 5000 Index                            -21.88         -1.48        8.33         22,259
----------------------------------------------------------------------------------------------

[BAR CHART APPEARS HERE - SCALE -80% TO 160%]
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1993-January 31, 2003

         PRECIOUS METALS FUND
FISCAL YEAR      TOTAL RETURN      SALOMON SMITH BARNEY WORLD GOLD INDEX+
       1994             89.2%                                      121.5%
       1995            -19.2                                       -21.1
       1996             33.2                                        34.7
       1997            -20.5                                       -14.9
       1998            -29.8                                       -31.2
       1999            -11.1                                       -19.4
       2000             17.5                                        14.2
       2001              0.7                                         0.5
       2002             30.1                                        29.4
       2003             26.5                                        28.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE      FIVE  -------------------------
                   INCEPTION DATE      YEAR     YEARS  CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Precious Metals Fund*   5/23/1984    33.35%    12.60%    4.22%    2.50%    6.72%
--------------------------------------------------------------------------------

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.
 +MSCI Gold Mines Index through December 31, 1994; Salomon Smith Barney World
  Gold Index thereafter.
Note: See Financial Highlights table on page 17 for dividend information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered.
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED JANUARY 31, 2003

                                               ONE YEAR   FIVE YEARS   TEN YEARS
                                               ---------------------------------
PRECIOUS METALS FUND*
  Returns Before Taxes                           26.51%       11.60%       7.00%
  Returns After Taxes on Distributions           24.31        10.36        6.07
  Returns After Taxes on Distributions
    and Sale of Fund Shares                      16.18         8.88        5.36
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                             FOR             WITHHELD                 FOR
--------------------------------------------------------------------------------
John J. Brennan          12,296,351,711          332,502,054               97.4%
Charles D. Ellis         12,295,511,728          333,342,037               97.4
Rajiv L. Gupta           12,256,731,760          372,122,005               97.1
JoAnn Heffernan Heisen   12,295,368,986          333,484,779               97.4
Burton G. Malkiel        12,257,857,336          370,996,429               97.1
Alfred M. Rankin, Jr.    12,305,204,159          323,649,605               97.4
J. Lawrence Wilson       12,274,695,724          354,158,041               97.2
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

* CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                               BROKER PERCENTAGE
VANGUARD FUND             FOR       AGAINST      ABSTAIN    NON-VOTES        FOR
--------------------------------------------------------------------------------
Precious Metals   262,250,159    31,687,808   11,700,478   20,934,638      80.3%
--------------------------------------------------------------------------------


Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                      As of January 31, 2003

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
PRECIOUS METALS FUND                                       SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
--------------------------------------------------------------------------------
AUSTRALIA (25.0%)
  Placer Dome Inc.                                      4,768,565    $   53,810
* Lihir Gold Ltd.                                      53,000,000        45,982
  Rio Tinto Ltd.                                        1,341,000        25,092
  Newmont Mining Corp. Holding Co. CDI                  2,094,050         6,101
* Abelle Ltd.                                           4,975,000         2,129
* Tanami Gold NL                                       12,600,000         1,071
* Abelle Ltd. Warrants Exp. 6/30/2007                     995,000           262
  Bougainville Copper Ltd.                              2,000,000           147
                                                                     -----------
                                                                        134,594
                                                                     -----------
CANADA (24.8%)
  Barrick Gold Corp.                                    4,000,000        65,552
* Inco Ltd.                                             1,200,000        26,856
* Aber Diamond Corp.                                    1,175,000        22,325
  Placer Dome Inc.                                      1,550,000        17,467
  Agnico-Eagle Mines Ltd.                                  50,000           721
* Princess Resources Ltd.                               6,000,000             0
                                                                     -----------
                                                                        132,921
                                                                     -----------
GHANA (5.7%)
* Ashanti Goldfields Co., Ltd. GDR                      4,800,000        30,480
                                                                     -----------
PERU (6.5%)
  Compania de Minas Buenaventura SAA ADR                1,275,000        35,254
                                                                     -----------
RUSSIA (1.7%)
  Mining and Metallurgical Company Norilsk Nickel ADR     375,000         9,075
                                                                     -----------
SOUTH AFRICA (18.0%)
  AngloGold Ltd. ADR                                    1,150,000        40,618
  Anglo American Platinum Corp. ADR                       750,000        28,827
  Harmony Gold Mining Co. Ltd. ADR                      1,740,000        27,092
                                                                     -----------
                                                                         96,537
                                                                     -----------
UNITED KINGDOM (3.9%)
  Lonmin PLC                                            1,666,480        20,818
                                                                     -----------
UNITED STATES (12.7%)
  Impala Platinum Holdings Ltd. ADR                     1,550,000        53,672
  Newmont Mining Corp. Holding Co.                        500,000        14,475
* Atlas Minerals Inc.                                      33,333             9
                                                                     -----------
                                                                         68,156
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $445,169)                                                       527,835
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
PRECIOUS METALS FUND                                                      (000)
--------------------------------------------------------------------------------
PRECIOUS METALS (0.3%)
--------------------------------------------------------------------------------
* Platinum Bullion (2,009 Ounces)                                    $    1,352
--------------------------------------------------------------------------------
TOTAL PRECIOUS METALS
  (COST $1,213)                                                           1,352
--------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.33%, 2/3/2003                                         $ 6,658         6,658
  1.33%, 2/3/2003--Note F                                  48,704        48,704
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $55,362)                                                         55,362
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.9%)
  (COST $501,744)                                                       584,549
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.9%)
--------------------------------------------------------------------------------
Other Assets---Note C                                                     2,247
Security Lending Collateral Payable to Brokers--Note F                  (48,704)
Other Liabilities                                                        (1,218)
                                                                     -----------
                                                                        (47,675)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 47,731,548 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                            $536,874
================================================================================

NET ASSET VALUE PER SHARE                                                $11.25
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
CDI--Chess Depository Interest.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
                                                           AMOUNT           PER
                                                            (000)         SHARE
--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $541,278        $11.34
Overdistributed Net Investment Income                     (11,102)         (.23)
Accumulated Net Realized Losses                           (76,121)        (1.59)
Unrealized Appreciation
  Investment Securities                                    82,805          1.73
  Foreign Currencies                                           14            --
--------------------------------------------------------------------------------
NET ASSETS                                               $536,874        $11.25
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           PRECIOUS METALS FUND
                                                    YEAR ENDED JANUARY 31, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 13,679
  Interest                                                                  368
  Security Lending                                                          351
--------------------------------------------------------------------------------
    Total Income                                                         14,398
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                        1,003
  The Vanguard Group--Note C
    Management and Administrative                                         1,953
    Marketing and Distribution                                               61
  Custodian Fees                                                             78
  Auditing Fees                                                              13
  Shareholders' Reports and Proxies                                          35
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        3,144
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,254
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             51,417
  Foreign Currencies                                                        (82)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 51,335
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  37,819
  Foreign Currencies                                                         15
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         37,834
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $100,423
================================================================================
*Dividends are net of foreign withholding taxes of $228,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          PRECIOUS METALS FUND
                                                        ------------------------
                                                          YEAR ENDED JANUARY 31,
                                                        ------------------------
                                                             2003          2002
                                                            (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $  11,254     $  11,504
  Realized Net Gain (Loss)                                 51,335           878
  Change in Unrealized Appreciation (Depreciation)         37,834        80,108
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           100,423        92,490
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (23,081)      (16,266)
  Realized Capital Gain                                        --            --
--------------------------------------------------------------------------------
    Total Distributions                                   (23,081)      (16,266)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                  234,068       103,246
  Issued in Lieu of Cash Distributions                     21,343        15,025
  Redeemed*                                              (206,374)      (91,406)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                   49,037        26,865
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               126,379       103,089
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     410,495       307,406
--------------------------------------------------------------------------------
  End of Period                                         $ 536,874     $ 410,495
================================================================================

1Shares Issued (Redeemed)
  Issued                                                   20,762        12,580
  Issued in Lieu of Cash Distributions                      2,033         1,870
  Redeemed                                                (19,166)      (11,275)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding           3,629        3,175
================================================================================
*Net of redemption fees of $933,000 and $205,000, respectively.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRECIOUS METALS FUND
-----------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2003       2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 9.31      $7.51      $7.67      $6.61      $7.53
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .25        .28        .22        .11        .10
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                 2.18       1.91       (.18)      1.05       (.93)
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                2.43       2.19        .04       1.16       (.83)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.49)      (.39)      (.20)      (.10)      (.09)
  Distributions from Realized Capital Gains           --         --         --         --         --
-----------------------------------------------------------------------------------------------------
    Total Distributions                             (.49)      (.39)      (.20)      (.10)      (.09)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.25      $9.31      $7.51      $7.67      $6.61
=====================================================================================================

TOTAL RETURN**                                    26.51%     30.05%      0.67%     17.49%    -11.06%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $537       $410       $307       $341       $310
  Ratio of Total Expenses to Average Net Assets    0.60%      0.63%      0.65%      0.77%      0.77%
  Ratio of Net Investment Income to Average
    Net Assets                                     2.14%      3.45%      2.94%      1.42%      1.33%
  Portfolio Turnover Rate                            43%        52%        17%        28%        23%
=====================================================================================================

 *Includes increases from redemption fees of $.02, $0, $0, $.01, and $.01. **Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Precious metals are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2003, the investment advisory fee represented an effective annual rate of 0.19% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2003, the fund had contributed capital of $100,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.10% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     During the year ended January 31, 2003, the fund realized net foreign currency losses of $82,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.
     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2003, the fund realized gains on the sale of passive foreign investment companies of $4,262,000, which were included in current and prior years' taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at January 31, 2003, was $9,407,000, including $11,039,000 that has been distributed and is reflected in the balance of overdistributed net investment income, less a reduction of $1,632,000 that will reduce taxable income and distributions for fiscal 2004.
     During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. During the year ended January 31, 2003, the fund realized gains on the sale of these securities of $1,494,000, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.
     For tax purposes, at January 31, 2003, the fund had no ordinary income available for distribution. The fund had available a capital loss carryforward of $34,053,000 to offset future net capital gains of $19,570,000 through January 31, 2007, $13,355,000 through January 31, 2008, and $1,128,000 through January
31, 2010.
     At January 31, 2003, net unrealized appreciation of investment securities for tax purposes was $28,886,000, consisting of unrealized gains of $66,704,000 on securities that had risen in value since their purchase and $37,818,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.
     The fund had net unrealized foreign currency gains of $14,000 resulting from the translation of other assets and liabilities at January 31, 2003.

E. During the year ended January 31, 2003, the fund purchased $245,412,000 of investment securities and sold $212,186,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at January 31, 2003, was $47,266,000, for which the fund held cash collateral of $48,704,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Precious Metals Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals Fund (the "Fund") at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 4, 2003

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.
     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

*    CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

*    MAKE IT AUTOMATIC.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

*    CONSIDER COST.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

*    REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Consolidated View, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q530 032003